1933 Act Registration No. 333-[ _______ ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[   ] PRE-EFFECTIVE AMENDMENT NO. ___
[   ] POST-EFFECTIVE AMENDMENT NO. ___

CALVERT TAX-FREE RESERVES
(Exact Name of Registrant as Specified in Charter)

Address of Principal Executive Offices
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

Registrant's Telephone Number
800-368-2745

Name and Address of Agent for Service:
William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Common Shares of beneficial interest.

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

It is proposed that this filing will become effective on May 4, 2009 pursuant to Rule 488 of the Securities Act of 1933.


IMPORTANT INFORMATION REGARDING YOUR INVESTMENT

[Krumsiek Photo]

CALVERT TAX-FREE RESERVES 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CTFR LIMITED-TERM PORTFOLIO AND CTFR VERMONT MUNICIPAL PORTFOLIO	CALVERT MUNICIPAL FUND, INC. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT NATIONAL MUNICIPAL INTERMEDIATE FUND

May [18], 2009

Dear Shareholder:

I am writing to inform you of the upcoming joint special meeting of shareholders (the "Meeting") of CTFR Limited-Term Portfolio and CTFR Vermont Municipal Portfolio, each a series of Calvert Tax-Free Reserves (each, a "CTFR Portfolio" or "Portfolio"), and Calvert National Municipal Intermediate Fund, a series of Calvert Municipal Fund, Inc. (the "CMF Fund" or "Fund"), to be held on Friday, July [17], 2009 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

As indicated in the chart below, the Board of Trustees of Calvert Tax-Free Reserves recommends that each CTFR Portfolio, and the Board of Directors of Calvert Municipal Fund, Inc. recommends that the CMF Fund, be combined with the Calvert Tax Free Bond Fund, in each case in a tax-free reorganization (each a "Reorganization"). The Calvert Tax Free Bond Fund is the new name that has been approved by the Board of Trustees for the CTFR Long-Term Portfolio, a series of Calvert Tax-Free Reserves, which name change would become effective upon approval of a separate proxy proposal that has been presented to the shareholders of CTFR Long-Term Portfolio for approval. That proxy proposal seeks to change the investment strategy of the CTFR Long-Term Portfolio, which has historically emphasized investment in long-term, tax-exempt fixed income securities, to a strategy that invests in tax-exempt securities along the full range of maturities and duration, providing flexibility to seek out attractive investment opportunities across the yield curve based upon the portfolio manager's evaluation of then-prevailing and anticipated economic, financial and business conditions (the "CTFR Long-Term Proxy Proposal").

Merging Fund	Acquiring Fund
CTFR Limited-Term Portfolio	Calvert Tax Free Bond Fund
CTFR Vermont Municipal Portfolio
Calvert National Municipal Intermediate Fund

You are being asked to vote on a proposal to exchange the assets of your Portfolio or Fund for shares of equal value of the Calvert Tax Free Bond Fund (currently the CTFR Long-Term Portfolio). If the Agreement and Plan of Reorganization applicable to your Portfolio or Fund is approved by shareholders, and the CTFR Long-Term Proxy Proposal is approved by shareholders of the CTFR Long-Term Portfolio, you will become a shareholder of Calvert Tax Free Bond Fund. Details of the proposed Reorganization applicable to your Portfolio or Fund, the voting process and the special meeting are set forth in the enclosed Prospectus/Proxy Statement.

The Board of Trustees of Calvert Tax-Free Reserves, the Board of Directors of Calvert Municipal Fund, Inc. and I believe the Reorganizations offer you the opportunity to pursue your goals in a larger fund with a stronger performance history that will also have the flexibility to manage more effectively through stable and turbulent markets. After careful consideration, the Trustees and Directors have unanimously approved the Reorganizations and believe the Reorganizations are in the best interests of CTFR Limited-Term Portfolio, CTFR Vermont Municipal Portfolio, Calvert National Municipal Intermediate Fund and you, as a shareholder. The Trustees and Directors recommend that you vote FOR this proposal.

Regardless of whether you plan to attend the Meeting in person, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the Meeting. All properly executed proxy cards must be received by 9:00 a.m., Eastern Time, on July [17], 2009. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us at 800-368-2745.

Sincerely,

[INSERT SIGNATURE]

Barbara J. Krumsiek
Chairperson

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF THE CTFR LIMITED-TERM PORTFOLIO, CTFR VERMONT MUNICIPAL PORTFOLIO OR THE CALVERT NATIONAL MUNICIPAL INTERMEDIATE FUND YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

CALVERT TAX-FREE RESERVES 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CTFR LIMITED-TERM PORTFOLIO AND CTFR VERMONT MUNICIPAL PORTFOLIO	CALVERT MUNICIPAL FUND, INC. 4550 Montgomery Avenue, Suite 1000N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT NATIONAL MUNICIPAL INTERMEDIATE FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on July [17], 2009

To the Policy Owners:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of the CTFR Limited-Term Portfolio and the CTFR Vermont Municipal Portfolio, each a series of Calvert Tax-Free Reserves, and Calvert National Municipal Intermediate Fund, a series of Calvert Municipal Fund, Inc., will be held on Friday, July [17], 2009 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the "Meeting"), for the purposes listed below:

For Shareholders of the CTFR Limited-Term Portfolio

  To approve a proposed Agreement and Plan of Reorganization (the "Limited-Term Reorganization Plan"), providing for the transfer of all of the assets of the CTFR Limited-Term Portfolio, a series of Calvert Tax-Free Reserves, to the Calvert Tax Free Bond Fund (currently CTFR Long-Term Portfolio), a series of Calvert Tax-Free Reserves, in exchange for shares of the Calvert Tax Free Bond Fund. The Limited-Term Reorganization Plan also provides for distribution of these shares of the Calvert Tax Free Bond Fund to shareholders of the CTFR Limited-Term Portfolio in liquidation and subsequent termination of the CTFR Limited-Term Portfolio.

  For Shareholders of the CTFR Vermont Municipal Portfolio

  To approve a proposed Agreement and Plan of Reorganization (the "Vermont Reorganization Plan"), providing for the transfer of all of the assets of the CTFR Vermont Municipal Portfolio, a series of Calvert Tax-Free Reserves, to the Calvert Tax Free Bond Fund (currently CTFR Long-Term Portfolio), a series of Calvert Tax-Free Reserves, in exchange for shares of the Calvert Tax Free Bond Fund. The Vermont Reorganization Plan also provides for distribution of these shares of the Calvert Tax Free Bond Fund to shareholders of the CTFR Vermont Municipal Portfolio in liquidation and subsequent termination of the CTFR Vermont Municipal Portfolio.

  For Shareholders of the Calvert National Municipal Intermediate Fund

  To approve a proposed Agreement and Plan of Reorganization (the "Intermediate Reorganization Plan"), providing for the transfer of all of the assets of the Calvert National Municipal Intermediate Fund, a series of Calvert Municipal Fund, Inc., to the Calvert Tax Free Bond Fund (currently CTFR Long-Term Portfolio), a series of Calvert Tax-Free Reserves, in exchange for shares of the Calvert Tax Free Bond Fund. The Intermediate Reorganization Plan also provides for distribution of these shares of the Calvert Tax Free Bond Fund to shareholders of the Calvert National Municipal Intermediate Fund in liquidation and subsequent termination of the Calvert National Municipal Intermediate Fund.

  * * *

  To consider and act upon any other business that may properly come before the Meeting.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees of each CTFR Portfolio, and the Board of Directors of the Calvert National Municipal Intermediate Fund, have fixed the close of business on May [1], 2009 as the record date for determining shareholders of each Portfolio and Fund entitled to notice of and to vote at the Meeting.

May [18], 2009

By Order of the Board of Trustees/Directors,

[INSERT SIGNATURE]

William M. Tartikoff, Esq.
Vice President


PROSPECTUS/PROXY STATEMENT

Dated May [18], 2009

Acquisition of the Assets of the
CTFR LIMITED-TERM PORTFOLIO
AND
CTFR VERMONT MUNICIPAL PORTFOLIO

(Each a series under the
CALVERT TAX-FREE RESERVES
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745)

Acquisition of the Assets of the
CALVERT NATIONAL
MUNICIPAL
INTERMEDIATE FUND

(A series under the
CALVERT MUNICIPAL FUND, INC.
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745)

By and in Exchange for Shares of the
CALVERT TAX FREE BOND FUND
(currently the CTFR Long-Term Portfolio,
a series under
CALVERT TAX-FREE RESERVES
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745)

INTRODUCTION

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of voting instructions (proxies) by the Board of Trustees of Calvert Tax-Free Reserves (the "CTFR Board") and the Board of Directors of Calvert Municipal Fund, Inc. (the "CMF Board" and, together with the CTFR Board, the "Board") for use at a Joint Special Meeting of Shareholders of the CTFR Limited-Term Portfolio ("CTFR Limited-Term"), CTFR Vermont Municipal Portfolio ("CTFR Vermont") and Calvert National Municipal Intermediate Fund ("Calvert Intermediate", and together with CTFR Limited-Term and CTFR Vermont, the "Merging Funds", and individually a "Merging Fund"), to be held on Friday, July [17], 2009 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, as may be adjourned from time to time (the "Meeting").

The purpose of the Meeting is to vote on the proposed transfers of all of the respective assets of CTFR Limited-Term and CTFR Vermont, each a series of Calvert Tax-Free Reserves ("CTFR"), and Calvert Intermediate, a series of Calvert Municipal Fund, Inc. ("CMF"), to Calvert Tax Free Bond Fund, which is currently the CTFR Long-Term Portfolio ("CTFR Long-Term"), a series under CTFR, in exchange for shares of Calvert Tax Free Bond Fund (each a "Reorganization"), as indicated below. CTFR Long-Term, Calvert Tax Free Bond Fund and the Merging Funds may also be referred to in this Prospectus/Proxy Statement as a "Portfolio" and, collectively, as the "Portfolios".

Merging Fund	Acquiring Fund
CTFR Limited-Term	Calvert Tax Free Bond
CTFR Vermont Municipal
Calvert Intermediate

The Reorganization of each Merging Fund will only occur if (i) shareholders of that Merging Fund vote in favor of the proposed Reorganization and (ii) shareholders of CTFR Long-Term vote in favor of changing the investment strategy of CTFR Long-Term, which historically has emphasized investment in long-term fixed income securities, to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio (the "CTFR Long-Term Proxy Proposal"). If CTFR Long-Term shareholders approve the CTFR Long-Term Proxy Proposal the name of CTFR Long-Term would be changed to Calvert Tax Free Bond Fund and its portfolio managers would then be able to seek out attractive investment opportunities across the yield curve based upon the portfolio manager's evaluation of then-prevailing and anticipated economic, financial and business conditions. While the approval of the CTFR Long-Term Proxy Proposal is a condition to the consummation of the Reorganization of your Portfolio, you are not required or entitled to vote on the CTFR Long-Term Proxy Proposal. You are being asked to provide voting instructions only with respect to the proposed Reorganization of the Portfolios in which you hold shares.

If the necessary shareholder approvals are obtained, the assets of each Merging Fund will be transferred to Calvert Tax Free Bond Fund in exchange for shares of Calvert Tax Free Bond Fund. Following each transfer of assets, Calvert Tax Free Bond Fund shares will be distributed to shareholders of the respective Merging Fund in liquidation of that Merging Fund whereupon that Merging Fund will be dissolved. As a result of the proposed Reorganizations, each shareholder of a Merging Fund will receive that number of Calvert Tax Free Bond Fund shares equal in value, at the date of the exchange, to the value of such shareholder's shares of the applicable Merging Fund.

The persons named as proxies in each proxy card will vote the shares of the applicable Merging Fund proportionately in accordance with the instructions received from those shareholders who respond with their voting instructions as to that Merging Fund.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Calvert Tax Free Bond Fund that a prospective investor should know before voting on the respective proposed Reorganization.

Additional information concerning each Portfolio and the Reorganizations is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about Calvert Tax Free Bond Fund and the Reorganizations:

  Statement of Additional Information of the Calvert Tax Free Bond Fund dated [May 18], 2009, which relates to this Prospectus/Proxy Statement and the Reorganizations (the "Reorganization Statement of Additional Information" or "Reorganization SAI").

Information about CTFR Limited-Term:

  Prospectus of Calvert Tax-Free Reserves relating to CTFR Limited-Term dated April 30, 2009;

  Statement of Additional Information of Calvert Tax-Free Reserves relating to CTFR Limited-Term dated April 30, 2009 (the "CTFR Limited-Term SAI"); and

  Annual Report to Shareholders of Calvert Tax-Free Reserves relating to CTFR Limited-Term for the fiscal year ended December 31, 2008.

Information about CTFR Vermont:

  Prospectus of Calvert Tax-Free Reserves relating to CTFR Vermont dated April 30, 2009;

  Statement of Additional Information of Calvert Tax-Free Reserves relating to CTFR Vermont dated April 30, 2009 (the "CTFR Vermont SAI"); and

  Annual Report to Shareholders of Calvert Tax-Free Reserves relating to CTFR Vermont for the fiscal year ended December 31, 2008.

Information about Calvert Intermediate:

  Prospectus of Calvert Municipal Fund, Inc. relating to Calvert Intermediate dated April 30, 2009;

  Statement of Additional Information of Calvert Municipal Fund, Inc. relating to Calvert Intermediate dated April 30, 2009 (the "Calvert Intermediate SAI"); and

  Annual Report to Shareholders of Calvert Municipal Fund, Inc. relating to Calvert Intermediate for the fiscal year ended December 31, 2008.

Information about CTFR Long-Term Portfolio:

  Prospectus of Calvert Tax-Free Reserves relating to CTFR Long-Term Portfolio dated April 30, 2009;

  Statement of Additional Information of Calvert Tax-Free Reserves relating to CTFR Long-Term Portfolio dated April 30, 2009 (the "CTFR Long-Term SAI"); and

  Annual Report to Shareholders of Calvert Tax-Free Reserves relating to CTFR Long-Term Portfolio for the fiscal year ended December 31, 2008.

Copies of any of the above documents relating to a Portfolio are available upon request and without charge by writing to Calvert Tax-Free Reserves or Calvert Municipal Fund, Inc., as applicable, at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or calling 800-368-2745 toll-free. Please specify the documents that you are requesting.

Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC's internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to the Portfolios contained in the applicable prospectus of Calvert Tax-Free Reserves (SEC File No. 811-03101) or the prospectus of Calvert Municipal Fund, Inc. (SEC File No. 811-06525), in each case dated as of April 30, 2009, is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.)

The Reorganization SAI of the Acquiring Fund dated [May 18], 2009 relating to this Prospectus/Proxy Statement and each Reorganization, which includes (i) the financial statements of the CTFR Long-Term Portfolio for the fiscal year ended December 31, 2008, (ii) the financial statements of each Merging Fund for the fiscal year ended December 31, 2008 and (iii) pro forma financial statements of the Calvert Tax Free Bond Fund, is incorporated by reference in its entirety in this document.

The approximate date on which this Prospectus/Proxy Statement, the Joint Notice of Special Meeting of Shareholders, and Form of Proxy are first being mailed to shareholders is on or about May [18], 2009.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in Calvert Tax Free Bond Fund (currently CTFR Long-Term Portfolio) involves investment risk, including possible loss of the purchase payment of your original investment.

TABLE OF CONTENTS

Synopsis	7
Expense Comparison	13
Risk Factors	18
Performance	20
Reasons for the Reorganizations	24
Information about each Reorganization	26
Information about Calvert Tax Free Bond Fund	30
Shareholder Information for Calvert Tax Free Bond Fund	36
Comparative Information on Shareholder Rights	40
General Information about the Portfolios	42
Financial Statements	43
Voting Information	43
Shareholder Proposals	46
Other Business	47
Exhibit A -- [Form of] Agreement and Plan of Reorganization for CTFR Limited-Term	48
Exhibit B -- [Form of] Agreement and Plan of Reorganization for CTFR Vermont	63
Exhibit C -- [Form of] Agreement and Plan of Reorganization for Calvert Intermediate	78

SYNOPSIS

This section summarizes the primary features and consequences of the Reorganizations. It may not contain all of the information that is important to you. To understand each Reorganization, you should read this entire Prospectus/Proxy Statement and the respective Exhibits.

This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the respective Prospectuses and Statements of Additional Information relating to the Portfolios, and the form of the Agreements and Plans of Reorganization (each a "Reorganization Plan"), which are attached to this Prospectus/Proxy Statement as Exhibit A, Exhibit B and Exhibit C.

Reasons for the Reorganization. The Board of Trustees of Calvert Tax-Free Reserves and the Board of Directors of Calvert Municipal Fund, Inc. (the "Board"), as applicable, believe that each proposed Reorganization is in the best interest of the shareholders of the applicable Merging Fund. The Board reached this decision based upon the following factors: (i) shareholders will remain invested in an open-end fund with a substantially larger asset base; (ii) as part of a larger fund, shareholders of each Merging Fund are likely to benefit over the long-term from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization; (iii) the investment objective and investment policy of Calvert Tax Free Bond Fund are similar to those of the Merging Funds; (iv) the principal investment strategies of the Calvert Tax Free Bond Fund will enable its portfolio manager to seek out attractive investment opportunities across the yield curve based upon the portfolio manager's evaluation of then-prevailing and anticipated economic, financial and business conditions; (v) the three-star Morningstar performance record of CTFR Long-Term in comparison to the one-star, two-star and three-star Morningstar performance records of CTFR Limited-Term, Calvert Intermediate and CTFR Vermont, respectively; (vi) the fact that the same individuals who currently handle day-to-day portfolio management for each Merging Fund are expected to handle the day-to-day portfolio management for Calvert Tax Free Bond Fund; (vii) shareholders of each Merging Fund will not experience any dilution in the value of their investment as a result of the Reorganizations; and (viii) the anticipated tax-free nature of the exchanges contemplated by each Reorganization for federal income tax purposes.

In evaluating the benefits of the proposed Reorganization for the shareholders of CTFR Vermont, the Board also considered the effect of the loss of tax benefits regarding earnings attributable to Vermont municipal obligations. The Board has determined that the benefits of the proposed Reorganization outweigh the loss of tax benefits for Vermont municipal obligations. The Board also took into account that shareholders of CTFR Vermont would have the ability to redeem their shares of CTFR Vermont prior to the Reorganization.

The Board, and the independent Trustees of the Board in a separate vote, approved the Reorganization on behalf of CTFR Long-Term. The Trustees considered, among other things, the terms of each Agreement and Plan of Reorganization, the opportunity to add assets to the Portfolio, and the fact that the Reorganization was expected to constitute a tax-free reorganization. Thus, the Board determined that the interests of the shareholders would not be diluted as a result of the transactions contemplated by each Reorganization, and concluded that the consummation of each proposed Reorganization would be in the best interests of the shareholders of CTFR Long-Term.

The votes of the shareholders of CTFR Long-Term are not being solicited in connection with the Reorganizations because their approval or consent is not required. However, the votes of the shareholders of CTFR Long-Term are being solicited in a separate proxy statement to approve a change in CTFR Long-Term's investment strategy, which historically has emphasized investment in long-term fixed income securities, to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio (the "CTFR Long-Term Proxy Proposal"). (Duration is a measure of the sensitivity of a security to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.) Approval of the CTFR Long-Term Proxy Proposal by CTFR Long-Term shareholders would (i) enable its portfolio manager to seek out attractive investment opportunities across the yield curve based upon the portfolio manager's evaluation of then-prevailing and anticipated economic, financial and business conditions and (ii) cause the name of the Portfolio to be changed from CTFR Long-Term Portfolio to Calvert Tax Free Bond Fund. You are not required or entitled to vote on the CTFR Long-Term Proxy Proposal. You are being asked to provide voting instructions only with respect to the proposed Reorganization of the Portfolio(s) in which you hold shares.

The Reorganizations are scheduled to close on July [31], 2009. Each Reorganization will proceed only if the CTFR Long-Term Proxy Proposal is approved by CTFR Long-Term shareholders. As long as the proposals in the CTFR Long-Term Proxy Statement are approved by CTFR Long-Term shareholders, each Reorganization that is approved by shareholders of the applicable Merging Fund will proceed even if one or both of the other Reorganizations are not approved by the applicable shareholders. These factors, among others, were considered by the Board in approving the Reorganizations.

Proposed Transaction. The Directors have authorized each Merging Fund to enter into an Agreement and Plan of Reorganization (the "Agreement" or "Plan") providing for the transfer of all the assets of the applicable Merging Fund to Calvert Tax Free Bond Fund in exchange for shares of Calvert Tax Free Bond Fund. Following the transfer, Calvert Tax Free Bond Fund shares will be distributed to the respective shareholders of each Merging Fund in liquidation of each Merging Fund, and each Merging Fund will be dissolved. As a result of the proposed Reorganizations, each shareholder of a Merging Fund will receive that number of full and fractional Calvert Tax Free Bond Fund shares equal in value at the date of the exchange to the value of such shareholder's shares of the applicable Merging Fund.

For the reasons described in this Prospectus/Proxy Statement and subject to the approval of the shareholders of each Merging Fund, the Board, including the Directors and Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees/Directors"), has concluded that the Reorganization of each Merging Fund into Calvert Tax Free Bond Fund would be in the best interest of the shareholders of each Merging Fund, and recommend shareholder approval. The Reorganizations are expected to be completed on or about July [31], 2009.

Tax Consequences. Pursuant to each Reorganization Plan, as a condition to closing of such Reorganization, the applicable Merging Fund shall have received an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of Calvert Tax Free Bond Fund shares received by a shareholder will be the same as the tax basis of the shareholder's shares of the applicable Merging Fund. In addition, the tax basis of each Merging Fund's assets in the hands of Calvert Tax Free Bond Fund will be the same as the tax basis of such assets in the hands of the applicable Merging Fund. See "Information about each Reorganization."

If the Reorganizations take place, Calvert Tax Free Bond Fund will be constrained in the extent to which it can use the capital loss carryforwards of each Merging Fund and of CTFR Long-Term. See "Information about each Reorganization--Effect of the Reorganizations on Capital Loss Carryforwards" below.

Overview of Portfolios Subject to Transaction. CTFR Limited-Term is a diversified series, and CTFR Vermont and CTFR Long-Term are each a non-diversified series, of Calvert Tax-Free Reserves, an open-end management investment company organized as a Massachusetts business trust and registered under the 1940 Act. Calvert Intermediate is a non-diversified series of Calvert Municipal Fund, Inc., an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act. Each Portfolio offers one class of shares. Currently, Calvert Asset Management Company, Inc. ("CAMCO") serves as the investment advisor for each Portfolio.

As of February 27, 2009, the net assets of each Portfolio were as follows:

Portfolio	Net Assets
Merging Funds:
CTFR Limited-Term	$122,402,307
CTFR Vermont	$ 49,454,339
Calvert Intermediate	$ 45,958,959
Acquiring Fund:
CTFR Long-Term	$ 51,952,224

Investment Policies. The investment objectives and investment policies of each Merging Fund and the Acquiring Fund are similar as they all are tax-exempt bond funds. The investment objective for CTFR Limited-Term, Calvert Intermediate and CTFR Long-Term is to earn the highest level of interest income, exempt from federal income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio. Under normal market conditions, at least 80% of the income from these Portfolios will be exempt from federal income tax. The investment objective for CTFR Vermont is to earn the highest level of interest income, exempt from federal and Vermont state income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio. Under normal market conditions, at least 80% of the income from CTFR Vermont will be exempt from federal and Vermont state income tax.

The Portfolios have differing maturity characteristics, as described in the following chart.

Portfolio	Maturity Characteristics
Merging Funds:
CTFR Limited-Term	Under normal circumstances the Portfolio will maintain an average portfolio maturity of three years or less.
CTFR Vermont	There is no limit on the Portfolio's average portfolio maturity or duration, although the average portfolio duration is expected to be between four and nine years.
Calvert Intermediate	The Portfolio will have an average dollar-weighted maturity that is between three and ten years.
Acquiring Fund:
CTFR Long-Term

There is no limit on the Portfolio's average portfolio maturity. However, the Portfolio has historically emphasized investment in long-term securities. As reported in the Semi-Annual and Annual Reports for the Portfolio dated December 31, 2002 through December 31, 2008, the Portfolio's weighted average maturity ranged from 14 to 17 years and its effective duration ranged from 4.21 to 7.80 years during that period.

Combined Portfolio:
Calvert Tax Free Bond Fund

The Portfolio will not have any limit on the maturity or duration of the individual securities in which it may invest or on its average portfolio maturity or average duration. The Fund's portfolio manager may seek out attractive investment opportunities across the yield curve based upon the portfolio manager's evaluation of then-prevailing and anticipated economic, financial and business conditions.

All of the securities held in each Merging Fund as of February 27, 2009 comply with the investment objectives, policies and restrictions of Calvert Tax Free Bond Fund. See "Information About Calvert Tax Free Bond Fund".

Each Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income ("AMT") for the purpose of determining liability (if any) for individuals and for corporations. Each Portfolio's dividends derived from taxable interest and distributions of capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders. It is possible that the Internal Revenue Service could rule that a municipal securities offering previously acquired by the Portfolio fails to qualify for tax-exempt treatment. In this event, a Portfolio may distribute a higher amount of taxable income in that year than it had intended to pay out.

A shareholder may also be subject to state and local taxes on dividends and distributions from a Portfolio. Shareholders will be notified of the income earned from the obligations of each state and territory as a percentage of the total interest income earned. The Portfolios will also notify shareholders annually about the federal tax status of dividends and distributions paid by the respective Portfolios and the amount of dividends withheld, if any, during the previous year.

For a more detailed description of the investment techniques used by any Portfolio, and for more information concerning the risks associated with investments in any Portfolio, see the applicable Prospectus dated April 30, 2009. See also "Information About Calvert Tax Free Bond Fund".

Purchase, Exchange and Redemption Procedures, and Dividend Policy. The Portfolios have identical procedures for purchasing, exchanging and redeeming shares, and for receiving distributions.

Purchases. The shares of each Portfolio are offered to shareholders with a front-end sales charge to shareholders, except that the sales charge may be waived under certain circumstances as described in the Prospectus for the applicable Portfolio. See "Expense Comparison--Direct Shareholder Fees" for the sales charges that apply to the Portfolios. Shares are purchased by shareholders at the net asset value of the Portfolio next determined after the transfer agent receives and accepts the purchase order. Each Portfolio has authorized one or more broker/dealers to receive purchase orders on its behalf.

The shares in each Portfolio are continuously offered at a price equal to the net asset value per share. The net asset value per share of each Portfolio is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (generally 4 p.m. ET). Each Portfolio is open for business each day the New York Stock Exchange is open. The net asset value of each Portfolio fluctuates based on the respective market value of the Portfolio's investments. Initial and subsequent investments are subject to the minimum investment amounts established in the prospectus for the applicable Portfolio.

Each Portfolio offers one class of shares. All investments in each Portfolio are in full and fractional shares.

Exchanges. Shareholders in any Portfolio may exchange shares from that Portfolio to another Portfolio or another Calvert mutual fund at no charge. Exchanges may only be made into Class A of another Portfolio or mutual fund and must satisfy the minimum investment amount for that Portfolio or mutual fund.

Redemptions. Redemptions are processed on any day a Portfolio is open for business (each day the New York Stock Exchange is open), and are effected at the net asset value next computed after a notice of redemption is received by the transfer agent. Each Portfolio has authorized one or more broker/dealers to receive redemption orders on its behalf. The amount received upon redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending upon fluctuations in the market value of the assets owned by the Portfolio.

The Portfolios have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).

Market Timing. The Board of each Portfolio has adopted policies and procedures in an effort to detect and prevent frequent or short-term trading (market timing) in the Portfolios.

Under certain circumstances, a financial intermediary that distributes shares of the Portfolios may be authorized by Portfolio management to apply its own redemption fee policy. In the event of any such authorization, shareholders should contact the intermediary through which the Portfolio shares are held for more information on the redemption fee policy that applies to those shares.

Each Portfolio or its agent at its discretion may reject any part of any purchase or exchange request (purchase side only) it believes to be market timing. Calvert Distributors, Inc. monitors cash flows in each Portfolio to help detect market timing, but there is no guarantee that it will detect or prevent market timing activity. See "Expense Comparison--Direct Shareholder Fees" for the redemption fees that apply to the Portfolios.

Dividends. The Portfolios have identical policies concerning dividends, which are declared and distributed to shareholders. Exempt interest dividends from net investment income are paid on a monthly basis and distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid at least once per year. Each Portfolio does not intend to make distributions from realized net capital gains unless available capital loss carryforwards, if any, have been used or have expired. Dividends and any distributions are automatically reinvested in additional shares of each Portfolio at net asset value.

Each Portfolio has qualified as a "regulated investment company" under the provisions of Subchapter M of the Code. None of the Portfolios is subject to federal income tax, or to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that each distributes substantially all of its net investment income and realized capital gains to its shareholders of record.

For more detailed information regarding the Portfolios' purchase, exchange and redemption procedures, including how their shares are priced, and their marketing and dividend policies, see the prospectus or SAI for the applicable Portfolio.

EXPENSE COMPARISON

The following tables allow you to compare the expenses of the Portfolios, and the column labeled "Pro Forma Combined Fund" under "--Annual Fund Operating Expenses" show what the expenses of Calvert Tax Free Bond Fund are estimated to be assuming each respective Reorganization takes place. You will not pay an initial or deferred sales charge in connection with any Reorganization.

The expense amounts set forth in the table and the Example are based on the most recent fiscal year ended December 31, 2008 of the Merging Funds and CTFR Long-Term. The expense amounts in the table and the Example for the Combined Fund are based on what the estimated combined expenses of Calvert Tax Free Bond Fund would have been for the most recent fiscal year assuming the Reorganizations had taken place on January 1, 2008.

Direct Shareholder Fees. The following chart shows the Portfolio fees that are paid directly from your account.

	(Merging Funds)			(Acquiring Fund & Combined Fund)
	CTFR Limited-Term	CTFR Vermont	Calvert Inter-mediate	CTFR Long-Term and Calvert Tax Free Bond Fund

Maximum sales charge (load) imposed on purchases (as a percen-tage of offering price)	1.00%	3.75%	2.75%	3.75%

Maximum deferred sales charge (load) (as a per-centage of purchase or redemption proceeds)	None[1]	None[2]	None[2]	None[2]

Redemption fee[3] (as a % of redemption proceeds) Note: Redemption fee applies only to redemp-tions, including exchanges, within 30 days of purchase (or 7 days in the case of CTFR Limited-Term)	2.00%	2.00%	2.00%	2.00%

Notes to Direct Shareholder Fees Table

1 Purchases of CTFR Limited-Term shares for accounts with $250,000 or more are not subject to front-end sales charges, but may be subject to a 0.10% contingent deferred sales charge on shares redeemed within 9 months of purchase.

2 Purchases of CTFR Vermont, Calvert Intermediate, CTFR Long-Term and, following approval of the CTFR Long-Term Proxy Proposal, Calvert Tax Free Bond Fund for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase.

3 The redemption fee applies to redemptions, including exchanges, within 30 days of purchase (within seven days for CTFR Limited-Term). The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Portfolio and is accounted for as an addition to paid in capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already invested in the Portfolio.

Annual Portfolio Operating Expenses.1 The following chart shows the Portfolio expenses that are deducted from Portfolio assets.

	(Merging Funds)			(Acquiring Fund)	(Pro Forma Combined Fund)
	CTFR Limited-Term	CTFR Vermont	Calvert Inter-mediate	CTFR Long-Term)	Calvert Tax Free Bond Fund

Management Fees	0.63%	0.63%	0.70%	0.63%	0.63%

Distribution and Service (12b-1) Fees	None	None	None	0.09%	0.09%

Other Expenses[2]	0.20%	0.19%	0.31%	0.21%	0.18%

Total Fund Operating Expenses[3]	0.83%	0.82%	1.01%	0.93%	0.90%

Notes to Annual Fund Operating Expenses Table

1 Annual fund operating expenses are based on the most recent fiscal year of each Merging Fund and of CTFR Long-Term. Annual fund operating expenses of the Combined Fund are based on what the estimated combined expenses would have been for the most recent fiscal year assuming, for hypothetical purposes, that the Reorganization had taken place on January 1, 2008. The rate at which expenses are accrued during the fiscal year, however, may not be constant and, at any particular point, may be greater or less than the stated average percentage. Management fees include the advisory fee paid by the Portfolio to CAMCO, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of CAMCO. The administrative fees (as a percentage of net assets) are as follows: 0.03% for CTFR Limited-Term, 0.03% for CTFR Vermont, 0.10% for Calvert Intermediate and 0.03% for CTFR Long-Term. With respect to the amount of the Fund's advisory fee, see "--Investment Advisory Agreements".

2 "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services.

3 Each Portfolio has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on that Portfolio's uninvested cash balances. These credits are used to reduce that Portfolio's expenses. The amount of this credit received by each Portfolio, if any, during the most recent fiscal year is reflected in the Financial Highlights section as the difference between line items "Expenses Before Offsets" and "Net Expenses". Net operating expenses after reductions for fees paid indirectly and fee waivers were 0.82% and 0.92% for CTFR Limited-Term and CTFR Long-Term, respectively, for the year ended December 31, 2008.

Example. This example is intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganizations) with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;

You reinvest all dividends and distributions;

Your investment has a 5% return each year; and

The Portfolio's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

(Unaudited)	1 Year	3 Years	5 Years	10 Years
Merging Funds:
CTFR Limited-Term	$184	$362	$556	$1,115
CTFR Vermont	$456	$627	$813	$1,351
Calvert Intermediate	$375	$588	$818	$1,477
Acquiring Fund:
CTFR Long-Term	$466	$660	$870	$1,475
Combined Fund:
Calvert Tax Free Bond Fund	$463	$651	$855	$1,440

Investment Advisory Agreements. The Portfolios have the same investment advisory agreements with respect to the obligations of and services provided by the investment advisor, which is Calvert Asset Management Company, Inc. for all of the Portfolios. The advisory agreement for each Portfolio provides for the Portfolio to pay the investment advisor an annual fee of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.50% for the next $500 million, and 0.40% on assets in excess of $1 billion. CTFR Limited-Term, CTFR Vermont, Calvert Intermediate and CTFR Long-Term each paid the investment advisor an annual fee of 0.60% of the Portfolio's average daily net assets for the most recent fiscal year.

Management fees for the Portfolios include the administrative fee paid by the Portfolios to Calvert Administrative Services Company, an affiliate of Calvert Asset Management Company, Inc. The Portfolios have the same administrative services agreements with respect to the obligations of and services provided by Calvert Administrative Services Company, but the administrative fees for the Portfolios are different. The administrative fee is an aggregate fee of $80,000 for the Calvert Tax-Free Reserves Portfolios, allocated on a pro rata basis, and 0.10% of aggregate net assets for Calvert Intermediate. For the most recent fiscal year, CTFR Limited-Term, CTFR Vermont, Calvert Intermediate and CTFR Long-Term paid the investment advisor an annual fee of 0.03%, 0.03%, 0.10% and 0.03%, respectively.

Capitalization. The beneficial interests in each Merging Fund and CTFR Long-Term are represented by the number reflected below of authorized transferable shares of common stock, all without par value except in the case of Calvert Intermediate shares which have a par value $0.01 per share. The Declaration of Trust of Calvert Tax-Free Reserves and the Articles of Incorporation of Calvert Municipal Fund, Inc. permit the respective Board to allocate shares into classes or series, with rights determined by the Board, as applicable, without shareholder approval. Each Portfolio offers one class of shares. The following table shows the capitalization of the Merging Funds and CTFR Long-Term as of December 31, 2008, and, on a pro forma basis, the capitalization of Calvert Tax Free Bond Fund as of that date, giving effect to the proposed acquisitions of assets at net asset value.

	(Merging Funds)			(Acquiring Fund)	(Combined Fund)
	CTFR Limited-Term	CTFR Vermont	Calvert Inter-mediate	CTFR Long-Term	Pro Forma Adjustment*	Calvert Tax Free Bond Fund**

Net Assets	$126,900,692	$48,414,329	$44,684,384	$49,369,152	($25,000)	$269,343,557

Shares Outstanding	13,109,907	3,245,496	4,462,984	3,335,479	(5,953,563)	18,200,303

Net Asset Value per Share	$9.68	$14.92	$10.01	$14.80	N/A	$14.80

* Share adjustment is necessary when issuing shares of the Calvert Tax Free Bond Fund to shareholders of the each Merging Fund because the Portfolios' net asset values are different.

** The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganizations. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Portfolio on the acquisition date.

RISK FACTORS

As tax-exempt bond funds, the Portfolios invest in identical types of securities and thus have identical investment risks, except that:

    the Portfolios invest in securities having differing maturities and/or durations resulting in differing sensitivity to changes in interest rates. Increases in interest rates can cause the price of a debt security to decrease. In a rising interest rate environment, longer-term securities and securities with longer durations will generally experience larger price declines than shorter-term securities or securities having shorter durations. As a result of the Reorganizations, the portfolio managers of the Calvert Tax Free Bond Fund will have greater flexibility to adjust the average maturity or effective duration of the Portfolio so as to benefit from rising or falling interest rates, however, there can be no guarantee that the portfolio managers will be successful in doing so. See "Synopsis--Investment Policies" for a comparison of the differing maturities and durations that apply to the Portfolios;

    CTFR Vermont invests primarily in Vermont municipal obligations, wherein the economy and political climate in that state have a great impact on the Portfolio. This risk does not exist for the Calvert Tax Free Bond Fund. As a result of the CTFR Vermont Reorganization, the risk factors applicable to an investment in CTFR Vermont may be modified by and may be lowered due to the ability of Calvert Tax Free Bond Fund to invest in a more diverse portfolio, and not invest primarily in Vermont municipal obligations;

    CTFR Limited-Term is a diversified portfolio, whereas Calvert Tax Free Bond Fund will be a non-diversified portfolio. Portfolio managers for Calvert Tax Free Bond Fund may invest more of the Portfolio's assets in a smaller number of securities and gains or losses on a single bond may therefore have a greater impact on the Portfolio's performance. This risk may be somewhat mitigated, however, because, in accordance with the Portfolio's nonfundamental investment restrictions, the Portfolio does not intend to invest more than 15% in any one issuer. Nonfundamental investment restrictions of the Portfolio may be changed by the Board at any time without a shareholder vote; and

    CTFR Limited-Term typically limits to 15% of its net assets investments in below investment-grade debt securities and unrated debt securities the credit quality of which is deemed by the Advisor to be comparable to that of below investment-grade debt securities. Calvert Tax Free Bond Fund, however, permits investment in these types of securities up to 35% of its net assets. Accordingly, Calvert Tax Free Bond Fund may be subject to a higher risk of issuer default and greater price volatility and may be more likely to own portfolio securities that are illiquid.

General risks attendant to investing in the Portfolios include the risk that shareholders could lose money on their investment in the Portfolios or that the Portfolios could underperform. Additional risks associated with all of the Portfolios include the following: (1) the market prices for the bonds in a Portfolio may decline; (2) the individual bonds in a Portfolio may not perform as well as expected, due to credit, political, or other risks and/or the Portfolio's portfolio management practices may not work to achieve their desired result; (3) a change in interest rates may adversely affect the value of an investor's securities; (4) the Advisor's forecast as to interest rates may not be correct; (5) the Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected; (6) the credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due; (6) unanticipated credit events could adversely affect a Portfolio's net asset value; (7) unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market (before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security); (8) the credit risk of an unrated security will vary depending on its equivalent credit quality and whether it is supported by a credit enhancement; (9) each Portfolio (other than CTFR Limited-Term) may invest up to 35% of its net assets in below investment-grade bonds, which are subject to greater credit, market and liquidity risk than investment grade bonds; (10) the Portfolio may use a hedging technique that includes the purchase and sale of U.S. Treasuries and related futures contracts, options and other derivatives to manage the duration of the Portfolio, but there is no guarantee that these hedges will perform as anticipated by the portfolio manager and they may instead reduce potential gains or exacerbate losses; and (11) in addition to interest rate and credit risk, different types of municipal bonds may be affected differently, based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, and court rulings, among other factors.

The Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. The U.S. Government recently provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Each Portfolio may not invest more than 15 percent of the value of its net assets in securities that at the time of purchase are illiquid. Securities may, however, become illiquid following their acquisition, in which case the percentage of illiquid securities in a Portfolio may exceed the 15 percent threshold. As of [March 16, 2009], the portion of illiquid securities held by CTFR Limited-Term, CTFR Vermont, Calvert Intermediate and CTFR Long-Term was [20.00]%, [0.00]%, [0.17%] and [0.43%], respectively. Based on the Portfolio holdings as of [March 16, 2009] and the assumption that each Reorganization is approved and consummated, [9.3]% of the securities held by the Calvert Tax Free Bond Fund would be illiquid.

For more information concerning the risks associated with investments in the Portfolios, see the Portfolios' Prospectuses and SAI, as applicable.

PERFORMANCE

Bar Chart and Performance Table

The bar charts and tables below show each Merging Fund's annual returns and long-term performance in comparison to CTFR Long-Term. The charts and tables provide some indication of the risks of investing in the Calvert Tax Free Bond Fund, although the data may overstate or understate those risks because of the flexible maturity characteristics of that Portfolio as compared to the long-term emphasis of CTFR Long-Term. Each chart shows changes in the applicable Portfolio's performance from year-to-year. Each table compares the performance of the applicable Portfolio over time to that of (i) the Barclays Capital 1-Year Municipal Index in the case of CTFR Limited-Term, (ii) the Barclays Capital Municipal Bond Index in the case of CTFR Vermont, (iii) the Barclays Capital 7-Year Municipal Bond Index in the case of Calvert Intermediate and (iv) the Barclays Capital Municipal Bond Index in the case of CTFR Long-Term and Calvert Tax Free Bond Fund. Each index is a widely recognized, unmanaged index of bond prices. It also shows the applicable Portfolio compared to (i) the Lipper Short Municipal Debt Funds Average in the case of CTFR Limited-Term, (ii) the Lipper Other States Municipal Debt Funds Average in the case of CTFR Vermont, (iii) the Lipper Intermediate Municipal Debt Funds Average in the case of Calvert Intermediate and (iv) the Lipper General Municipal Debt Funds Average in the case of CTFR Long-Term and Calvert Tax Free Bond Fund, each of which is an average of the annual return of mutual funds that have an investment goal similar to that of the applicable Portfolio.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Portfolio shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. Past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The bar charts do not reflect any sales charge that you may be required to pay upon purchase or redemption of Portfolio shares. Any sales charge will reduce your return. The average total return tables shows the applicable Portfolio's returns with the maximum sales charge deducted. No sales charge has been applied to the index or average used for comparison in the table.

CTFR Limited-Term
Year-by-Year Total Return (at NAV)

Best Quarter (of periods shown)	Q1 '01	1.39%
Worst Quarter (of periods shown)	Q2 '07	-0.88%

Average Annual Total Returns (for the periods ended 12/31/08)
(with maximum sales charge deducted)

(Merging Fund)				(Acquiring Fund)
CTFR Limited-Term				Calvert Tax Free Bond Fund (currently CTFR Long-Term)
	1 Year	5 Years	10 Years		1 Year	5 Years	10 Years
Return before taxes	-2.01%	0.07%	1.71%	Return before taxes	-8.72%	0.61%	2.96%
Return after taxes on distributions	-2.69%	-0.75%	0.65%	Return after taxes on distributions	-9.95%	-0.78%	1.31%
Return after taxes on distributions and sale of Fund shares	-2.10%	-0.40%	0.82%	Return after taxes on distributions and sale of Fund shares	-8.12%	-0.26%	1.55%
Barclays Capital 1-Year Municipal Bond Index	4.57%	2.93%	3.42%	Barclays Capital Municipal Bond Index	-2.47%	2.71%	4.26%
Lipper Short Municipal Debt Funds Average	0.12%	1.66%	2.85%	Lipper General Municipal Debt Funds Average	-8.94%	0.57%	2.47%

(Index reflects no deduction for fees, expenses, or taxes. Lipper Average reflects no deduction for taxes.)

CTFR Vermont
Year-by-Year Total Return (at NAV)

Best Quarter (of periods shown)	Q3 '02	5.28%
Worst Quarter (of periods shown)	Q2 '04	-2.71%

Average Annual Total Returns (for the periods ended 12/31/08)
(with maximum sales charge deducted)

(Merging Fund)				(Acquiring Fund)
CTFR Vermont				Calvert Tax Free Bond Fund (currently CTFR Long-Term)
	1 Year	5 Years	10 Years		1 Year	5 Years	10 Years
Return before taxes	-5.05%	1.32%	2.91%	Return before taxes	-8.72%	0.61%	2.96%
Return after taxes on distributions	-6.18%	0.05%	1.41%	Return after taxes on distributions	-9.95%	-0.78%	1.31%
Return after taxes on distributions and sale of Fund shares	-4.94%	0.40%	1.58%	Return after taxes on distributions and sale of Fund shares	-8.12%	-0.26%	1.55%
Barclays Capital 1-Year Municipal Bond Index	-2.47%	2.71%	4.26%	Barclays Capital Municipal Bond Index	-2.47%	2.71%	4.26%
Lipper Short Municipal Debt Funds Average	-7.87%	0.97%	2.68%	Lipper General Municipal Debt Funds Average	-8.94%	0.57%	2.47%

(Index reflects no deduction for fees, expenses, or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Intermediate
Year-by-Year Total Return (at NAV)

Best Quarter (of periods shown)	Q3 '02	4.95%
Worst Quarter (of periods shown)	Q2 '04	-2.23%

Average Annual Total Returns (for the periods ended 12/31/08)
(with maximum sales charge deducted)

(Merging Fund)				(Acquiring Fund)
Calvert Intermediate				Calvert Tax Free Bond Fund (currently CTFR Long-Term)
	1 Year	5 Years	10 Years		1 Year	5 Years	10 Years
Return before taxes	-4.20%	1.03%	3.01%	Return before taxes	-8.72%	0.61%	2.96%
Return after taxes on distributions	-5.43%	-0.22%	1.55%	Return after taxes on distributions	-9.95%	-0.78%	1.31%
Return after taxes on distributions and sale of Fund shares	-4.27%	0.17%	1.70%	Return after taxes on distributions and sale of Fund shares	-8.12%	-0.26%	1.55%
Barclays Capital 1-Year Municipal Bond Index	-4.59%	3.69%	4.80%	Barclays Capital Municipal Bond Index	-2.47%	2.71%	4.26%
Lipper Intermediate Municipal Debt Funds Average	-1.76%	1.85%	3.36%	Lipper General Municipal Debt Funds Average	-8.94%	0.57%	2.47%

(Index reflects no deduction for fees, expenses, or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Tax Free Bond Fund
(currently CTFR Long-Term)
Year-by-Year Total Return (at NAV)

Best Quarter (of periods shown)	Q3 '02	6.27%
Worst Quarter (of periods shown)	Q3 '08	-4.37%

Important information about each Portfolio is also contained in management's discussion of that Portfolio's performance which appears in the Portfolio's most recent Annual Report and Semi-Annual Report.

REASONS FOR THE REORGANIZATIONS

The Board believes that the proposed Reorganizations are in the best interests of the Merging Funds and their respective shareholders. At a Board meeting held on March 4, 2009, the Trustees/Directors reviewed various challenges to the continuing viability of the Merging Funds. These challenges include: (1) with respect to CTFR Vermont, concern over the deteriorating economic climate in Vermont, compounded by the concentration of investments in Vermont municipal obligations and the resulting lack of national diversification; (2) with respect to each Merging Fund, the lack of significant growth over the past five years in assets, gross sales, net sales and new accounts notwithstanding significant efforts to foster such growth; (3) with respect to each Merging Fund, the increasing concentration of assets invested in Class A shares of a limited number of non-proprietary municipal intermediate funds offered by competitors, which concentration enables these funds to buy large and efficient trade lots, subsidize expenses and generally compete with much lower average net expense ratios; (4) the Advisor's conclusion that the targeted maturity and state-specific tax-exempt bond asset allocation categories are not growing markets for it; and (5) underperformance relative to other targeted maturity and state specific tax-exempt bond funds. Management accordingly recommends reorganizing the Merging Funds into Calvert Tax Free Bond Fund (currently CTFR Long-Term). In connection with their consideration of these matters, the Trustees/Directors were also advised by counsel to the Independent Trustees/Directors of their fiduciary responsibilities to the shareholders of each Merging Fund and the legal issues involved.

In addition, the Board considered a number of additional factors, including, but not limited to: (1) the capabilities, investment experience, and resources of the Advisor; (2) the expenses and advisory fees applicable to each Merging Fund before the applicable Reorganization and the estimated expense ratios for shareholders in Calvert Tax Free Bond Fund; (3) the terms and conditions of each Agreement and Plan of Reorganization and the expectation that each Reorganization would not result in a dilution of the interests of the shareholders in each Merging Fund; (4) the economies of scale expected to be realizable as a result of each Reorganization; (5) the service features currently available to shareholders of the Merging Funds and CTFR Long-Term and the service features that are expected to be available to shareholders of Calvert Tax Free Bond Fund; (6) the costs estimated to be incurred to complete each Reorganization; (7) the current size and future growth prospects of each Merging Fund; (8) the anticipated future growth prospects of Calvert Tax Free Bond Fund; (9) the anticipated non-taxable treatment of each Reorganization for federal income tax purposes; and (10) with respect to CTFR Vermont, the loss of tax benefits for Vermont municipal obligations. Thus, when considering all of the above factors, the Board determined that the Reorganization of each Merging Fund into Calvert Tax Free Bond Fund would be in the best interest of each Merging Fund and its shareholders.

After this discussion, and following a further review of the materials and the terms of each proposed Agreement and Plan of Reorganization, the Independent Trustees/Directors approved each Reorganization and recommended its approval by the shareholders of the applicable Merging Fund. In connection with the approval, the Board considered among other things, the following points in connection with each proposed merger: (1) since each Reorganization will be effected on the basis that the value of Calvert Tax Free Bond Fund shares to be received by the shareholders of each Merging Fund will be equal to the value of Merging Fund shares surrendered in exchange therefor, shareholders of each Merging Fund will not experience any dilution in the value of their investment as a result of the Reorganization and (2) each Merging Fund would receive an opinion of counsel that the exchanges contemplated by the Reorganization would be tax-free for federal income tax purposes.

The Board also concluded that the proposed Reorganization would be in the best interests of the shareholders of CTFR Long-Term after considering, among other things, (1) the economies of scale expected to be realizable as a result of the Reorganizations, (2) that shareholders of CTFR Long-Term will not experience any dilution in the value of their investment as a result of each Reorganization, and (3) that CTFR Long-Term would receive an opinion of counsel that the exchanges contemplated by each Reorganization would be tax-free for federal income tax purposes. Accordingly, the Board approved each Reorganization on behalf of CTFR Long-Term.

INFORMATION ABOUT EACH REORGANIZATION

Plans of Reorganization. Each proposed Agreement and Plan of Reorganization provides that Calvert Tax Free Bond Fund will acquire all the assets of the applicable Merging Fund in exchange for shares of Calvert Tax Free Bond Fund on July [31], 2009. A copy of a form of the Plan for CTFR Limited-Term, CTFR Vermont and Calvert Intermediate is attached to this Proxy Statement as Exhibit A, Exhibit B and Exhibit C, respectively. The material terms of each Plan are identical and are summarized below; nonetheless, discussion of each Plan herein is qualified in its entirety by reference to the applicable Plan attached hereto. The number of full and fractional Calvert Tax Free Bond Fund shares to be issued to shareholders of each Merging Fund will equal the value of the shares of that Merging Fund outstanding immediately prior to the applicable Reorganization. Portfolio securities of each Merging Fund will be valued in accordance with its valuation practices. At the time of each Reorganization, the applicable Merging Fund will pay all of its obligations and liabilities, and prior to that Reorganization will issue a dividend to distribute its investment company taxable income to its shareholders. Each Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies. As soon as practicable after the Closing Date, each Merging Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on July [31], 2009 full and fractional shares of Calvert Tax Free Bond Fund at an aggregate net asset value equal to the value of the shareholder's shares in that Merging Fund next determined at the close of business on the Valuation Date (the business day immediately preceding the effective time of the transaction). This method of valuation is also consistent with interpretations of Rule 22c-1 under the 1940 Act by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Calvert Tax Free Bond Fund, representing the respective pro rata number of full and fractional shares of Calvert Tax Free Bond Fund due shareholders of each Merging Fund.

The consummation of each Plan is subject to the conditions set forth therein, including (i) approval of the Plan by the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Merging Fund and (ii) approval by the affirmative vote of a majority of the outstanding voting securities of CTFR Long-Term to change CTFR Long-Term's investment strategy, which historically has emphasized investment in long-term fixed income securities, to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio. Merging Fund shareholders are not entitled to vote on the CTFR Long-Term Proxy Proposal. Similarly, shareholders of CTFR Long-Term are not being solicited to approve each Reorganization because their approval of, or consent to, the Reorganization is not required for the Reorganization to be consummated.

Representations, Warranties and, Agreements. Both parties to each Reorganization shall have complied with their respective responsibilities under the applicable Plan, the respective representations and warranties contained in that Plan shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since December 31, 2008. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan.

Tax Opinion. Both parties to each Reorganization shall have received an opinion of counsel, addressed to the applicable Portfolios and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the applicable Merging Fund, Calvert Tax Free Bond Fund and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the applicable Reorganization Plan, this Prospectus/Proxy Statement, and on other written representations of the applicable Merging Fund and Calvert Tax Free Bond Fund. With respect to each Reorganization, counsel will opine, based on the facts and assumptions stated in the applicable legal opinion, that for federal income tax purposes:

(1) Neither the Merging Fund nor Calvert Tax Free Bond Fund will recognize any gain or loss upon the transfer of the assets of the Merging Fund to Calvert Tax Free Bond Fund in exchange for Calvert Tax Free Bond Fund shares, and, in the case of the Merging Fund, upon the distribution (whether actual or constructive) of Calvert Tax Free Bond Fund shares to Merging Fund shareholders in exchange for their shares of capital stock of the Merging Fund;

(2) The shareholders of the Merging Fund who receive Calvert Tax Free Bond Fund shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of Merging Fund shares for Calvert Tax Free Bond Fund shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

(3) The tax basis of Calvert Tax Free Bond Fund shares received by shareholders of the Merging Fund will be the same as the tax basis of the shares of capital stock of the Merging Fund surrendered in the exchange; and the holding period of Calvert Tax Free Bond Fund shares received by each shareholder of the Merging Fund will include the period during which the shares of the Merging Fund exchanged therefor were held by such shareholder, provided the shares of the Merging Fund were held as a capital asset on the date of the Reorganization; and

(4) The tax basis of the Merging Fund's assets acquired by Calvert Tax Free Bond Fund will be the same as the tax basis of such assets to the Merging Fund immediately prior to the Reorganization, and the holding period of the assets of the Merging Fund in the hands of Calvert Tax Free Bond Fund will include the period during which those assets were held by the Merging Fund.

Each Reorganization Plan may be amended by mutual written consent of the parties to the Reorganization upon authorization by the Board of each party. Each Reorganization Plan may be amended before or after it has been approved by shareholders of the applicable Merging Fund, but following its approval by shareholders, no amendment may be made that substantially changes the terms of the Reorganization Plan.

Each Reorganization Plan may be terminated, and the respective Reorganization abandoned, at any time prior to the Closing Date by either party to the Reorganization upon notice to the other party, whether before or after approval by shareholders of the applicable Portfolio, or by either party by notice to the other party at any time prior to the Closing Date, if any material condition to its performance under the Reorganization Plan or a material covenant of the other party set forth in the Reorganization Plan has not been fulfilled, or a material default or material breach of the Reorganization Plan is made by the other party. In accordance with each Plan, the applicable Merging Fund and Calvert Tax Free Bond Fund are responsible for payment of their own expenses incurred in connection with that Reorganization. The expenses are estimated to cost approximately $25,000 in the aggregate to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the Reorganizations.

Description of Calvert Tax Free Bond Fund Shares. Full and fractional shares of Calvert Tax Free Bond Fund will be issued to each shareholder in accordance with the procedures under each Plan as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. Each Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code. Opinions of Counsel are not binding on the Internal Revenue Service or the courts. If any Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of each Merging Fund should consult their tax advisors regarding the effect, if any, of the applicable proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of each Reorganization, shareholders of CTFR Vermont should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Effect of the Reorganizations on Capital Loss Carryforwards. The following table provides information regarding the capital loss carryforwards as of October 31, 2008 for the Merging Funds and CTFR Long-Term.

Expiration Date	CTFR Limited-Term	CTFR Vermont	Calvert Intermediate	CTFR Long-Term

December 31, 2012	$2,204,809	$ 0	$ 0	$ 0
December 31, 2013	2,278,445	0	0	0
December 31, 2014	616,112	0	0	164,287
December 31, 2015	8,150,206	10,790	0	54,030
December 31, 2016	3,848,026	24,498	406,530	22,951

Capital loss carryforwards may be utilized to offset future capital gains until expiration.

The following table shows the realized capital losses for the period from November 1, 2008 through December 31, 2008 that were deferred to the following calendar year.

	CTFR Limited- Term	CTFR Vermont	Calvert Inter- mediate	CTFR Long- Term
Deferred Post-October Capital Losses	$0	$560,322	$465,861	$457,617

If a Reorganization does not occur, the capital loss carryforwards of each Portfolio should be available to offset any net realized capital gains of that Portfolio through the applicable expiration date. It is anticipated that no distributions of net realized capital gains would be made by the applicable Merging Fund or CTFR Long-Term until the capital loss carryforwards expire or are offset by net realized capital gains.

If the Reorganizations are consummated, Calvert Tax Free Bond Fund will be subject to two types of limitations regarding its use of realized losses on portfolio securities because of restrictions imposed by the Code upon the occurrence of an ownership change.

First, Calvert Tax Free Bond Fund will be constrained with respect to its use of capital loss carryforwards of each Merging Fund and CTFR Long-Term. Calvert Tax Free Bond Fund should be able to use in each year a capital loss carryforward in an amount equal to the net asset value of the applicable Portfolio on the date of the Reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2009, the amount of capital loss carryforwards that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of each Reorganization, currently anticipated to close on or about July 31, 2009.

Second, if the Merging Funds or CTFR Long-Term have unrealized built-in losses, then any recognition of those losses for five years after the merger will be treated as a pre-merger loss and will be subject to the same limitations applied to the capital loss carryforwards. The recognition of these losses can further reduce the use of available capital loss carryforwards.

The Board believes that the anticipated benefits of each Reorganization outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards and certain realized losses.

Expenses. After the consummation of each Reorganization, the total operating expenses of Calvert Tax Free Bond Fund, as a percent of net assets, are estimated to be less than the current operating expenses for Calvert Intermediate and more than the current operating expenses for CTFR Limited-Term and CTFR Vermont. Certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby reducing the expense ratio borne by Calvert Tax Free Bond Fund shareholders below the prevailing expense ratio of CTFR Long-Term.

INFORMATION ABOUT CALVERT TAX FREE BOND FUND

Calvert Tax Free Bond Fund is the proposed new name for CTFR Long-Term, which name change is subject to the approval of the CTFR Long-Term Proxy Proposal by a majority of the outstanding voting shares of CTFR Long-Term. It is anticipated that Calvert Tax Free Bond Fund will have the same investment objective, principal investment strategies and investment practices as CTFR Long-Term, except that Calvert Tax Free Bond Fund will be expressly authorized to invest in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio. This change in investment strategy is the subject of the CTFR Long-Term Proxy Proposal. If the CTFR Long-Term Proxy Proposal is approved, the investment objective, principal investment strategies, and investment practices of Calvert Tax Free Bond Fund would be complementary to those of the Merging Funds. The Reorganizations described in this Prospectus/Proxy Statement will only be consummated if the CTFR Long-Term Proxy Proposal is approved.

Objective. Calvert Tax Free Bond Fund seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund.

Principal Investment Strategies. Under normal market conditions, at least 80% of the income from Calvert Tax Free Bond Fund will be exempt from federal income tax.

The Portfolio typically invests at least 65% of its net assets in investment grade debt securities or in unrated debt securities whose credit quality is deemed by the Advisor to be comparable to that of investment grade debt securities. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization. The Advisor looks for securities with strong credit quality that are attractively priced in various maturity ranges. The Portfolio may invest in securities without limitation as to their maturity or duration, and there is no upper or lower limit on the Portfolio's average portfolio maturity or average duration. The Portfolio's portfolio manager, in his sole discretion, may seek out attractive investment opportunities across the yield curve based upon his evaluation of then-prevailing and anticipated economic, financial and business conditions. To the extent it may do so consistent with its investment objective, the Fund follows a strategy to also seek to provide a competitive rate of total return.

The Fund may invest in a variety of tax-exempt obligations including tax-supported debt (general obligation bonds of state and local issuers), various types of revenue debt (transportation, housing, utilities, hospital), special tax obligations, qualified private activity bonds, obligations of certain state and local government authorities, municipal leases and certificates of participation in such investments.

Management. The overall management of Calvert Tax Free Bond Fund (currently CTFR Long-Term) will be the responsibility of, and will be supervised by, the CTFR Board.

Investment Management. Calvert Asset Management Company, Inc. ("Calvert" or the "Advisor"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for each Merging Fund and CTFR Long-Term and will be the investment advisor for Calvert Tax Free Bond Fund. Calvert provides the Portfolio with investment supervision and management and office space; furnishes executive and other personnel to the Portfolio, and pays the salaries and fees of all Trustees who are affiliated persons of and employed by the Advisor. It has been managing mutual funds since 1976. As of December 31, 2008, Calvert was the investment advisor for 58 mutual fund portfolios and had approximately $[12] billion in assets under management.

Portfolio Management Team. The Advisor uses a team approach to its management of CTFR Long-Term and will continue to use a team approach when managing Calvert Tax Free Bond Fund. Information is provided below identifying the person who is employed by or associated with the Advisor and who is primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager").

The Reorganization SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in Calvert Tax Free Bond Fund.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Tom Dailey	Vice President, Portfolio Manager	Since 1989	Lead Portfolio Manager for taxable and tax-exempt money market funds and municipal funds since January 2004; team member since 1995	Lead Portfolio Manager

Advisory Fees. Calvert Tax Free Bond Fund's advisory agreement will provide for the Portfolio to pay the Advisor an annual fee of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.50% for the next $500 million, and 0.40% on assets in excess of $1 billion. This is the same fee arrangement that currently applies to CTFR Long-Term.

Other Management Arrangements. Calvert Administrative Services Company, an affiliate of the Advisor, will be the administrator for Calvert Tax Free Bond Fund. Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., will be the Portfolio's transfer agent and dividend disbursing agent. Calvert Shareholder Services, Inc., an affiliate of the Advisor, will be the Portfolio's shareholder servicing agent. Calvert Distributors, Inc., an affiliate of the Advisor, will be the Portfolio's principal underwriter and distributor. These same management arrangements currently apply to CTFR Long-Term.

Fund Expenses. Management does not expect fund expenses, as disclosed in the December 31, 2008 Annual Report to Shareholders for CTFR Long-Term, to materially deviate in the upcoming fiscal year.

Management's Discussion of CTFR Long-Term Portfolio
(Excerpted from the December 31, 2008 Annual Report)

Portfolio Manager:

Thomas A. Dailey

Performance

For the one-year period ended December 31, 2008, Calvert Tax-Free Reserves Long-Term Portfolio Class A shares (at NAV) returned -5.18%, versus the -2.47% return of the Barclays Capital Municipal Bond Index.1 The peer group Lipper General Municipal Debt Funds Average returned -9.09% for the period. An allocation to long-term securities hampered the Portfolio's performance against the benchmark index.

Investment Climate

Last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers.

But the events of the second half of 2008 changed the financial landscape forever. Major U.S. investment banks became extinct in a matter of days as former financial behemoths were sold, rescued by the federal government, converted into bank holding companies, or failed. The collapse of Lehman Brothers in particular led one large non-Calvert money market fund to "break the buck" (its share price fell below one dollar).

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

In October, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. In November, the Fed committed to buying at least $600 billion of bad mortgage-backed debt from two government-sponsored mortgage agencies.

Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%2 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace3 and the economy is expected to post flat growth for all of 2008.4

Portfolio Strategy

The unprecedented market events of 2008 led to extreme levels of volatility in the municipal bond market. The ongoing credit crunch, ratings downgrades for monoline bond insurers, the exits of numerous major municipal bond dealers, and redemption-induced forced selling of bonds all weighed heavily on the municipal market.

For quite some time, we anticipated that the spread between yields on high-quality and low-quality bonds would widen since investors were not being adequately compensated for taking on credit risk. Therefore, we had been gravitating toward higher-quality securities such as tax-supported general obligation debt and pre-refunded bonds (municipal bonds backed by various U.S. government securities). However, we did not anticipate the severity and speed of the spread widening. The yield spread on 30-year BBB rated municipal bonds versus AAA rated municipals widened from approximately 0.80 percentage points to over 2.5 percentage points during the year.

The yield curve steepened with three-year rates declining approximately one percentage point and 30-year rates rising more than 0.80 percentage point. Municipal rates as a percentage of Treasury yields rose to unprecedented levels. In December, yields of two-year and 30-year AAA general obligation bonds were 300% and 200%, respectively, of Treasuries with similar maturities. For perspective, tax-exempt municipals have historically been considered attractively priced when yields approached those of Treasuries.

Positive contributors to performance included short-term securities maturing in under four years, some higher coupon bonds, and pre-refunded bonds. High-quality higher education bonds also helped. However, long-term securities with maturities exceeding ten years, lower coupon bonds, multi-family housing bonds, and Treasury futures (used to limit exposure to changes in interest rates) had a negative impact on the Portfolio.

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected.  As we emerge from the turmoil of 2008, we believe tax-exempt municipal bonds offer a bright spot for investors, offering historically attractive yields compared to taxable government bonds.

One upshot of volatile markets is that we can selectively add attractively priced long-term holdings to the portfolio. Municipal supply is expected to be high in 2009 since many issuers deferred deals they had planned for 2008, so we expect to see plenty of opportunities in the year ahead.

1 Formerly known as the Lehman Municipal Bond Index

2 Source for all interest rates: Federal Reserve

3 Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

4 Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Fund Information	Portfolio Statistics	Average Annual Total Return	Economic Sectors (% of Total Investments)

Asset Allocation Flexible Maturity; Tax-Exempt Bonds Nasdaq Symbol [CTTLX] CUSIP Number [131620-30-4]

Monthly Dividend Yield

12/31/08              3.80%
12/31/07              3.63%

30 Day SEC Yield

12/31/08              4.27%
12/31/07              3.78%

Weighted Avg. Maturity

12/31/08              14 years
12/31/07              15 years

Effective Duration

12/31/08              6.54 years
12/31/07              5.40 years

As of 12/31/08:

1 year          (8.72%)

5 year            0.61%

10 year          2.96%

NOTE: The returns above assume reinvestment of dividends and reflect the deduction of the Portfolio's maximum front-end sales charge of 3.75%. The returns above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

Airport

Education

Health/Hospital

Higher Education

Industrial Development
Revenue/Pollution
Control Revenue

Lease/Certificate of
Participation

Local General Obligation

Multifamily Housing

Other Revenue

Other Transportation

Prerefunded/Escrow to
Maturity

Special Tax

Water & Sewer

TOTAL

1.1% 4.2% 2.1% 5.6% 12.4% 3.4% 27.2% 8.5% 1.8% 3.8% 17.5% 7.4% 5.0% 100.0%

Comparative Investment Performance (Total Return at NAV) (as of 12/31/08)
	CTFR Long-Term Portfolio	Lipper General Municipal Debt Funds Average	Barclays Capital Municipal Bond Index**

1 Year	(5.18%)	(9.09%)	(2.47%)
5 Year*	1.38%	0.53%	2.71%
10 Year*	3.35%	2.24%	4.26%

Total Return at NAV does not reflect the deduction of the Portfolio's 3.75% front-end sales charge.

* Average Annual Return

** Source: Lipper Analytical Services, Inc. Unlike a fund, the Index does not incur expenses and is not available for investment

Growth of a hypothetical $10,000 investment

The average annual total returns in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

January 2009

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2008, the end of the reporting period. Our strategy and the Portfolio's composition of securities may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

SHAREHOLDER INFORMATION FOR CALVERT TAX FREE BOND FUND

The discussion in this section reflects information that currently applies to CTFR Long-Term and that, as of the date of this Prospectus/Proxy Statement, is expected to apply to Calvert Tax Free Bond Fund.

How Shares Are Priced. The price of shares is based on Calvert Tax Free Bond Fund's net asset value (NAV). NAV is computed by adding the value of the Portfolio's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). The Fund is open for business each day the NYSE is open.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Portfolio and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, pursuant to the Fund's valuation procedures, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The Portfolio may hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Portfolio does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

When Your Account Will Be Credited. Your purchase will be processed at the NAV next calculated after your order is received in good order, as defined below, and accepted. All of your purchases must be made in US dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. The Portfolio reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). These procedures apply only to new purchases and do not apply to the Calvert Tax Free Bond Fund shares that would be issued upon consummation of each Reorganization.

Dividends, Capital Gains and Taxes. The Portfolio pays exempt interest dividends from its net investment income, less expenses, monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Portfolio does not anticipate making any such distributions unless available capital loss carryforwards have been used or have expired.

Federal Taxes. Dividends derived from interest on municipal obligations constitute exempt interest dividends, on which you are not subject to federal income tax. However, dividends which are from taxable interest and any distributions of short term capital gain are taxable to you as ordinary income. If the Portfolio makes any distributions of long-term capital gains, then these are taxable to you as long-term capital gains, regardless of how long you held your shares of the Portfolio. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum tax for individuals and for corporations. The Portfolio may derive up to 20% of its income from taxable investments, for liquidity purposes or pending investment. Interest earned from taxable investments will be taxable as ordinary income.

In January, the Portfolio will mail you Form 1099-INT indicating the amount of exempt-interest dividends paid during the past year and the dividends attributable to interest on certain private activity bonds. If taxable income or gains paid to you in the past year exceed $10, the Portfolio will also mail you Form 1099-DIV indicating the federal tax status of such payments. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested.

You may realize a capital gain or loss when you sell or exchange Portfolio shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the Portfolio shares which were sold. In January, if you have sold Portfolio shares, the Portfolio will mail to you Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information. You may be subject to state or local taxes on your investment, depending on the laws in your area. A letter will be mailed in January detailing the percentage invested in your state during the previous tax year. Such dividends may be exempt from certain state income taxes.

How To Sell Shares. You may redeem all or a portion of your Portfolio shares on any day the Portfolio is open for business, provided the amount requested is not on hold. When purchased by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Your Portfolio shares will be redeemed at the next NAV calculated after the redemption request is received by the transfer agent in good order (less any applicable contingent deferred sales charge ("CDSC")). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Portfolio, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. The Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable. Please note that there are some federal holidays, however, such as Columbus Day and Veterans Day, when the NYSE is open and the Portfolio is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Exchanges. Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your financial professional or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

CTFR Limited-Term, CTFR Vermont and CTFR Long-Term are each a separate series of Calvert Tax-Free Reserves, an open-end management investment company registered with the SEC under the 1940 Act that is organized as a Massachusetts Business Trust. Calvert Intermediate is a series of Calvert Municipal Fund, Inc., an open-end management investment company registered with the SEC under the 1940 Act that is organized as a Maryland corporation. If one or more of the mergers are consummated, CTFR Long-Term will continue in operation as the Calvert Tax Free Bond Fund, with an investment strategy section that expressly authorizes investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio, and will otherwise continue to be governed by the Declaration of Trust and Bylaws of Calvert Tax-Free Reserves as they now exist. The organizational documents are identical for CTFR Limited-Term, CTFR Vermont and CTFR Long-Term. Calvert Intermediate is governed by different organizational documents because it is a portfolio of a different registered investment company. However, based upon a comparison of the respective organizational documents (i.e., the Articles of Incorporation, Declaration of Trust and By-laws) of Calvert Tax-Free Reserves and Calvert Municipal Fund, Inc., it is not anticipated that there are any material differences between the rights of shareholders of these two Portfolios.

The following provides a brief summary of certain aspects of the organizational documents of Calvert Tax-Free Reserves, and is not a complete description of those documents or applicable law. For more complete information, shareholders should refer directly to the provisions of the Declaration of Trust and Bylaws of Calvert Tax-Free Reserves and Massachusetts and federal law, as applicable. Shareholders of Calvert Intermediate should also refer directly to the provisions of the Articles of Incorporation and Bylaws of Calvert Municipal Fund, Inc. and Maryland and federal law, as applicable.

Shareholder Liability. CTFR's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations. By comparison, under Maryland law, shareholders of Calvert Intermediate have no personal liability for the acts or obligations of Calvert Intermediate or Calvert Municipal Fund, Inc.

Shareholder Meetings and Voting Rights. Neither Calvert Tax-Free Reserves or Calvert Municipal Fund, Inc., on behalf of their respective Portfolios, is required to hold annual meetings of shareholders. A shareholder meeting may be called at the direction of the CTFR Board or upon written request of the holders of not less than 10% of the outstanding shares entitled to vote at the meeting, or as required by law or regulation.

One-quarter of the outstanding shares of each CTFR Portfolio entitled to vote, present in person or represented at the meeting by proxy, constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority of the shares represented (greater than 50%) of each CTFR Portfolio is sufficient to act on a matter, unless a larger or different vote is required by law, including the 1940 Act. Shareholders of each CTFR Portfolio vote separately, by Portfolio, as to matters that affect only their particular CTFR Portfolio. Each share of a CTFR Portfolio is entitled to one vote and each fractional share amount is entitled to a proportional fractional vote. Shares of each Portfolio have non-cumulative voting rights.

Liquidation. In the event of liquidation or dissolution, the shareholders of a CTFR Portfolio being liquidated are entitled to receive, when and as declared by the Directors, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio, distributed among the shareholders in proportion to the number of shares of such Portfolio held by them on the date of distribution.

Liability and Indemnification of Directors. A current or former member of the CTFR Board who is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of his or her service as a CTFR Board member may be indemnified against expenses, judgments, penalties, fines and amounts paid in settlement incurred in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Fund, and with respect to a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. In a proceeding brought by or on behalf of the corporation, a CTFR Board member may not be indemnified if he has been adjudged liable for negligence or misconduct in performing his or her duty to the corporation unless the court determines that indemnification is proper in view of the circumstances of the case. Indemnification, unless ordered by a court, may be made only after a determination that the CTFR Board member has met the applicable standard of conduct by: (i) a majority vote of a quorum of the CTFR Board members not parties to the action; (ii) a majority vote of a committee of the CTFR Board comprised of individuals who are not parties to the action; (iii) a special counsel selected by the CTFR Board or by a committee of the CTFR Board; or (iv) by the shareholders.

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about each Merging Fund is included in a prospectus, which all shareholders have received. Further information is included in each Merging Fund's Statement of Additional Information. Both the Prospectus and Statement of Additional Information are dated April 30, 2009. You may obtain additional copies of the Prospectus and Statement of Additional Information for a Merging Fund or CTFR Long-Term, or copies of this Prospectus/Proxy Statement and the Reorganization Statement of Additional Information, by calling or writing the applicable Portfolio at the address and phone number appearing below. Quarterly, Semi-Annual, and Annual reports of each Merging Fund and CTFR Long-Term are also available by writing the applicable Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745. Each Merging Fund, CTFR Long-Term and Calvert Tax Free Bond Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, files (or, in the case of Calvert Tax Free Bond Fund, will file) proxy materials, reports, and other information with the Securities and Exchange Commission (Calvert Tax-Free Reserves, File No. 811-03101, and Calvert Municipal Fund, Inc., File No. 811-06525). These reports and other information filed by CTFR and CMF can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Portfolios.

FINANCIAL STATEMENTS

The Annual Report to shareholders of each Merging Fund and the Annual Report to shareholders of CTFR Long-Term for the period ended December 31, 2008, as well as the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, independent accountants to each Portfolio, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

VOTING INFORMATION

Voting instructions (proxies) from the shareholders of each Merging Fund are being solicited by the Board for a Joint Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m., Eastern Time, on Friday, [July 17], 2009, or at such later time or date made necessary by adjournment.

The Funds are soliciting proxies by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of the Funds, who will receive no additional compensation for doing so, or by Computershare, a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of proxies.

The votes of the shareholders of CTFR Long-Term are not being solicited in connection with the Reorganizations because their approval or consent is not required. However, the votes of the shareholders of CTFR Long-Term are being solicited in connection with the CTFR Long-Term Proxy Proposal to approve a change to the Portfolio's investment strategy, which historically has emphasized investment in long-term fixed income securities, to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio. Each Reorganization will proceed only if the CTFR Long-Term Proxy Proposal is approved by a majority of outstanding voting securities of CTFR Long-Term. Upon approval of the CTFR Long-Term Proxy Proposal, the CTFR Board has resolved to rename the CTFR Long-Term Portfolio. The Portfolio's new name will be the Calvert Tax Free Bond Fund.

Quorum. With respect to CTFR Limited-Term and CTFR Vermont, the holders of one-quarter of the issued and outstanding shares of that Merging Fund entitled to vote, represented in person or by proxy, constitute a quorum at the Meeting. With respect to Calvert Intermediate, the holders of a majority of the issued and outstanding shares of that Merging Fund entitled to vote, represented in person or by proxy, constitute a quorum at the Meeting. Shares of a Merging Fund held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum of that Merging Fund and for calculating the votes cast on the issues before the Meeting related to that Merging Fund.

Adjournment. In the event that a quorum is not present at the Meeting with respect to any Merging Fund, the shareholders of that Merging Fund present or represented by proxy at the Meeting may adjourn the Meeting from time to time until a quorum is present. Any such adjournment will require the affirmative vote of a majority of those shares of the applicable Merging Fund represented at the Meeting in person or by proxy. In the event that a quorum is present but sufficient votes to approve the respective proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proxy proposal. If a quorum is present, and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proxy proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proxy proposal against any such adjournment. A shareholder vote may be taken prior to adjournment of the Meeting on the applicable proxy proposal in this Prospectus/Proxy Statement if sufficient votes have been received and it is otherwise appropriate.

Vote Required. If a quorum is present at the Meeting, the affirmative vote of "a majority of the outstanding voting securities", as defined in the 1940 Act, of each Merging Fund who are eligible to vote on the proxy proposal is required for approval of the applicable Reorganization into Calvert Tax Free Bond Fund. This means that the proxy proposal must be approved by the lesser of:

  67% or more of the shares of that Merging Fund entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or more than 50% of the outstanding shares of that Merging Fund entitled to vote.

Voting by Mail. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this Prospectus/Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted "FOR" the applicable proposal if the proxy contains no voting instructions.

Revocation. A shareholder may revoke his or her proxy at any time before it is exercised by: (1) delivering written notice of revocation addressed to the Secretary of Calvert Tax-Free Reserves, in the case of CTFR Limited-Term and CTFR Vermont, or the Secretary of Calvert Municipal Fund, Inc., in the case of Calvert Intermediate prior to the Meeting, (2) submitting, prior to the Meeting, a properly-executed proxy bearing a later date, or (3) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and "broker non-votes" will be counted as shares of the applicable Merging Fund that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, "broker non-votes" and abstentions effectively will be votes against the applicable Reorganization proposal. Those shares present at the Meeting by proxy (including abstentions and broker non-votes) will be voted by the named proxies in their discretion with respect to any proposal to adjourn the meeting to allow for further solicitation of proxies.

Record Date. Shareholders of each Merging Fund of record at the close of business on [May 1], 2009 (the record date) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.

As of [May 1], 2009, as shown on the books of each Portfolio, the following number of shares of that Portfolio were issued and outstanding:

(Merging Fund)	Number of Shares Outstanding
CTFR Limited Term	[ __ ]
CTFR Vermont	[ __ ]
Calvert Intermediate	[ __ ]

As of [May 1], 2009, the officers and Trustees of Calvert Tax-Free Reserves, as a group, beneficially owned less than 1% of the outstanding shares of each of CTFR Limited-Term and CTFR Vermont, and the officers and Directors of Calvert Municipal Fund, Inc. as a group, beneficially owned less than 1% of the outstanding shares of Calvert Intermediate.

Control Persons and Principal Holders of Securities. As of [May 1], 2009, the following shareholders owned of record 5% or more of the shares of the indicated Merging Fund:

CTFR Limited-Term
Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Fund After Reorganization
[NAME] [CITY, STATE]	[ __ ]	xx.xx%	xx.xx%
[NAME] [CITY, STATE]	[ __ ]	xx.xx%	xx.xx%

CTFR Vermont
Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Fund After Reorganization
[NAME] [CITY, STATE]	[ __ ]	xx.xx%	xx.xx%
[NAME] [CITY, STATE]	[ __ ]	xx.xx%	xx.xx%

Calvert Intermediate
Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Fund After Reorganization
[NAME] [CITY, STATE]	[ __ ]	xx.xx%	xx.xx%
[NAME] [CITY, STATE]	[ __ ]	xx.xx%	xx.xx%

Failure to Obtain Shareholder Approval. In the event that shareholder approval is not obtained for any Reorganization, the Board of that Merging Fund may take any and all action, consistent with applicable law, to attempt to address the challenges facing the Portfolio, including actions that would result in the liquidation of the Portfolio. See "Reasons for the Reorganization".

SHAREHOLDER PROPOSALS

The Portfolios do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to (i) the Secretary of Calvert Tax-Free Reserves, in the case of CTFR Limited-Term, CTFR Vermont and, following the consummation of any Reorganization, Calvert Tax Free Bond Fund or (ii) the Secretary of Calvert Municipal Fund, Inc., in the case of Calvert Intermediate, in each case at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to any proposal deferred to a later shareholders' meeting because it was submitted on an untimely basis. If the proposed Reorganizations described in this Prospectus/Proxy Statement are consummated, there will be no further meetings of the shareholders of CTFR Limited-Term, CTFR Vermont or Calvert Intermediate.

OTHER BUSINESS

The Board of Directors does not know of any matters to be presented at the Meeting other than those set forth in this Prospectus/Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

By Order of the Board
William M. Tartikoff, Esq.
Vice President & Secretary

THE BOARD OF TRUSTEES OF CALVERT TAX-FREE RESERVES, INCLUDING THE INDEPENDENT TRUSTEES, AND THE BOARD OF DIRECTORS OF CALVERT MUNICIPAL FUND, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND A VOTE FOR APPROVAL OF THE PLAN.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of May [18], 2009, is between Calvert Tax-Free Reserves ("CTFR"), on behalf of CTFR Limited-Term Portfolio (the "Merging Fund") and CTFR, on behalf of CTFR Long-Term Portfolio ("CTFR Long-Term") and, its successor in interest, Calvert Tax Free Bond Fund.

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Plan is contingent upon, among other things, the approval by CTFR Long-Term shareholders of a proxy proposal to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio (the "CTFR Long-Term Proxy Proposal"). If CTFR Long-Term shareholders approve the CTFR Long-Term Proxy Proposal (i) the name of CTFR Long-Term would be changed to Calvert Tax Free Bond Fund and (ii) the reorganization and liquidation will consist of the transfer of all of the assets of the Merging Fund to Calvert Tax Free Bond Fund in exchange for shares of beneficial interest of Calvert Tax Free Bond Fund (the "Acquiring Fund") and the distribution of Calvert Tax Free Bond Fund shares to the shareholders of the Merging Fund in complete liquidation of the Merging Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the Merging Fund shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. CTFR Long-Term shall furnish to the Merging Fund such data and information as shall be reasonably requested by the Merging Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

(a) Plan of Reorganization. The Merging Fund will convey, transfer, and deliver to the Acquiring Fund all of the then-existing assets and property of the Merging Fund including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Fund and any deferred or prepaid expenses shown as an asset on the books of the Merging Fund at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the Acquiring Fund agrees at the Closing:

(i) to deliver to the Merging Fund in exchange for the assets the number of full and fractional shares of common stock of the Acquiring Fund ("Acquiring Fund Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares to be issued shall be determined by dividing the per share net asset value of the Merging Fund Shares (rounded to the nearest millionth) by the net asset value per share of the Acquiring Fund (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of the Merging Fund as of the close of business on the Closing date (the "Closing Date"). It is expressly agreed that there will be no sales charge to the Merging Fund, or to any of the shareholders of the Merging Fund upon distribution of Acquiring Fund Shares to them.

(b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i) the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Fund at which the Plan will be considered, or

(ii) such later date as the parties may mutually agree.

(c) On or as soon as practicable prior to the Closing Date, the Merging Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3. VALUATION OF NET ASSETS

(a) The value of the Merging Fund's net assets to be transferred to the Acquiring Fund under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the Merging Fund's prospectus.

(b) The net asset value per share of Acquiring Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Fund's Controller using the same valuation procedures as set forth in the Acquiring Fund's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of the Merging Fund's net assets, using the valuation procedures as set forth in the Merging Fund's prospectus, to be transferred to the Acquiring Fund pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Fund, shall be furnished by the Merging Fund to the Acquiring Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Acquiring Fund Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Acquiring Fund, shall be furnished by the Acquiring Fund to the Merging Fund at the Closing.

In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Merging Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an officer of CTFR (each, a "Fund Officer"), accurate appraisal of the value of the net assets of the Acquiring Fund or the Merging Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

CTFR, on behalf of the Acquiring Fund and the Merging Fund, agrees to use commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and the Merging Fund.

4. LIQUIDATION AND DISSOLUTION

(a) As soon as practicable after the Closing Date, the Merging Fund will distribute pro rata to Merging Fund shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Merging Fund pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Fund in the names of each such shareholder of the Merging Fund, representing the respective pro rata number of full shares and fractional interests in Acquiring Fund Shares due to each. No such shareholder accounts shall be established by the Acquiring Fund or the transfer agent for the Acquiring Fund except pursuant to written instructions from the Merging Fund, and the Merging Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Fund shareholder a pro rata share of the number of Acquiring Fund Shares received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Fund or its transfer agent to each shareholder of the Merging Fund receiving such distribution of Acquiring Fund Shares informing such shareholder of the number of Acquiring Fund Shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing Acquiring Fund Shares shall not be issued in connection with the Reorganization. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

(d) As promptly as is practicable after the liquidation of the Merging Fund, and in no event later than 12 months from the date of this Agreement, the Merging Fund shall be terminated pursuant to the provisions of the Plan and the By-laws and Declaration of Trust of CTFR.

(e) Immediately after the Closing Date, the share transfer books of the Merging Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5. DECLARATION OF TRUST AND BY-LAWS

(a) Declaration of Trust. The Declaration of Trust of CTFR, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust of CTFR until amended in accordance with its terms or applicable law.

(b) By-laws. The By-laws of CTFR, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws of CTFR until the same shall thereafter be altered, amended, or repealed in accordance with the terms of CTFR's By-Laws or Declaration of Trust or applicable law.

6. REPRESENTATIONS AND WARRANTIES OF CTFR LONG-TERM AND THE ACQUIRING FUND

(a) Organization, Existence, etc. CTFR Long-Term is a duly organized series of CTFR, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. CTFR Long-Term has the power to carry on the business of CTFR Long-Term as it is now being conducted. Currently, CTFR is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. CTFR Long-Term has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. CTFR, of which CTFR Long-Term is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. CTFR Long-Term has an unlimited number of authorized shares of beneficial interest, without par value, of which as of December 31, 2008, 3,335,479 shares were outstanding; and no shares were held in the treasury of the CTFR Long-Term. All of the outstanding shares of CTFR Long-Term have been duly authorized and are validly issued, fully paid, and non-assessable. Since CTFR Long-Term is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d) Shares to be Issued Upon Reorganization. Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. CTFR has the power to enter into the Plan on behalf of the CTFR Long-Term and the Acquiring Fund and to carry out their obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of CTFR and no other proceedings by CTFR are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. CTFR Long-Term is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f) Liabilities. There are no liabilities of CTFR Long-Term, whether or not determined or determinable, other than liabilities disclosed or provided for in the CTFR Long-Term financial statements for the period ended December 31, 2008 ("CTFR Long-Term Financial Statements") and liabilities incurred in the ordinary course of business subsequent to December 31, 2008, or otherwise previously disclosed to the Merging Fund, none of which has been materially adverse to the business, assets or results of operations of CTFR Long-Term.

(g) Litigation. To the knowledge of Fund Officers and the CTFR Board of Trustees there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect CTFR Long-Term or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to the Merging Fund under which no default exists, CTFR on behalf of CTFR Long-Term is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of CTFR Long-Term have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns have been paid. CTFR Long-Term has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of CTFR Long-Term since commencement of operations, and the taxable year ending on the Closing Date.

(j) Registration Statement. The Acquiring Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the Acquiring Fund Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii) will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Fund and as pertaining to the Acquiring Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

(l) Acquiring Fund Bring-Down. If CTFR Long-Term shareholders approve the CTFR Long-Term Proxy Proposal, the representations and warranties set forth in this Section 6 in clauses (a), (b), (e) (but only with respect to the last sentence thereof), (g) and (h) will apply equally to the Acquiring Fund as if each reference therein to "CTFR Long-Term" is instead a reference to "Calvert Tax Free Bond Fund".

7. REPRESENTATIONS AND WARRANTIES OF THE MERGING FUND

(a) Organization, Existence, etc. The Merging Fund is a duly organized series of CTFR, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted. Currently, CTFR is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Merging Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. CTFR, of which the Merging Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. The Merging Fund has an unlimited number of authorized shares of beneficial interest, without par value, of which, as of December 31, 2008, 13,109,907 shares were outstanding, and no shares were held in the treasury of the Merging Fund. All of the outstanding shares of the Merging Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Fund may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The audited financial statements of the Merging Fund for the year ended December 31, 2008, to be delivered to the Acquiring Fund, will fairly present the financial position of the Merging Fund as of December 31, 2008, and the results of its operations and changes in net assets for the year then ended (the "Merging Fund Annual Financial Statements"). The unaudited financial statements of the Merging Fund for the period ended June 30, 2009 (the "Merging Fund Semi-Annual Financial Statements" and, together with the Merging Fund Annual Financial Statements, the "Merging Fund Financial Statements") will fairly present the financial position of the Merging Fund as of June 30, 2009 and the results of its operations and changes in net assets for the period then ended.

(e) Authority Relative to this Agreement. CTFR has the power to enter into the Plan on behalf of its series, the Merging Fund, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of CTFR and, except for approval by the holders of its capital stock, no other proceedings by CTFR are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Merging Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f) Liabilities. There are no liabilities of the Merging Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Merging Fund Financial Statements, liabilities incurred in the ordinary course of business or liabilities otherwise previously disclosed to CTFR Long-Term, none of which has been materially adverse to the business, assets, or results of operations of the Merging Fund.

(g) Litigation. To the knowledge of CTFR, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to CTFR Long-Term under which no default exists, CTFR, on behalf of the Merging Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of the Merging Fund have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns have been paid. The Merging Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Merging Fund since commencement of operations, and the taxable year ending on the Closing Date.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of the Merging Fund as of the Effective Time of the Reorganization will be owned by CTFR on behalf of the Merging Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k) Registration Statement. The Merging Fund will cooperate with CTFR Long-Term in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to CTFR Long-Term the information relating to the Merging Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Fund:

(i) will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by CTFR Long-Term, insofar as it relates to the Merging Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval of the CTFR Long-Term Proxy Proposal. The approval by the affirmative vote of a majority of the outstanding voting securities of CTFR Long-Term to change CTFR Long-Term's investment strategy, which historically has emphasized investment in long-term fixed income securities, to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio.

(b) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Fund shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Fund since June 30, 2009. As of the Effective Time of the Reorganization, the Acquiring Fund shall have received a certificate from the Merging Fund satisfactory in form and substance to the Acquiring Fund indicating that the Merging Fund has met the terms stated in this Section.

(c) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d) Tax Opinion. The Acquiring Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Fund and the shareholders of the Merging Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Fund in connection with the Reorganization, and on such other written representations as the Merging Fund, CTFR Long-Term and the Acquiring Fund will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while not entirely free from doubt, for federal income tax purposes:

(i) neither the Merging Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of the assets of the Merging Fund to the Acquiring Fund in exchange for Acquiring Fund Shares and upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the shareholders of the Merging Fund in exchange for their shares of capital stock of the Merging Fund;

(ii) the shareholders of the Merging Fund who receive Acquiring Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Merging Fund for Acquiring Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Acquiring Fund Shares received by the Merging Fund's shareholders will be the same as the basis of the shares of capital stock of the Merging Fund surrendered in the exchange, and the holding period of Acquiring Fund Shares received by each shareholder of the Merging Fund will include the period during which the shares of the Merging Fund exchanged therefor were held by such shareholder, provided the shares of the Merging Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of the Merging Fund's assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Merging Fund immediately prior to the Reorganization, and the holding period of the assets of the Merging Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Merging Fund.

(e) Opinion of Counsel. The Acquiring Fund shall have received the opinion of counsel for the Merging Fund, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Fund, to the effect that:

(i) CTFR is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii) the Merging Fund is a series of CTFR; and

(iii) The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of CTFR, and the Plan has been duly executed and delivered by CTFR on behalf of the Merging Fund and, assuming due authorization, execution, and delivery of the Plan by CTFR, is a valid and binding obligation of CTFR and its series, the Merging Fund.

9. CONDITIONS TO OBLIGATIONS OF THE MERGING FUND

The obligations of the Merging Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Fund. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Fund entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Fund entitled to vote.

(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Fund shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since June 30, 2009. As of the Effective Time of the Reorganization, the Merging Fund shall have received a certificate from the Acquiring Fund satisfactory in form and substance to the Merging Fund indicating that the Acquiring Fund has met the terms stated in this Section.

(c) Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d) Tax Opinion. The Merging Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Fund in connection with the Reorganization, and on such other written representations as the Merging Fund, CTFR Long-Term and the Acquiring Fund will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while not entirely free from doubt, for federal income tax purposes:

(i) neither the Merging Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of the assets of the Merging Fund to the Acquiring Fund in exchange for Acquiring Fund Shares and upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the shareholders of the Merging Fund in exchange for their shares of capital stock of the Merging Fund;

(ii) the shareholders of the Merging Fund who receive Acquiring Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Merging Fund for Acquiring Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Acquiring Fund Shares received by the Merging Fund's shareholders will be the same as the basis of the shares of capital stock of the Merging Fund surrendered in the exchange, and the holding period of Acquiring Fund Shares received by each shareholder of the Merging Fund will include the period during which the shares of the Merging Fund exchanged therefor were held by such shareholder, provided the shares of the Merging Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of the Merging Fund assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Merging Fund immediately prior to the Reorganization, and the holding period of the assets of the Merging Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Merging Fund.

(e) Opinion of Counsel. The Merging Fund shall have received the opinion of counsel for the Acquiring Fund, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Fund, to the effect that:

(i) CTFR is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii) The Acquiring Fund is a series of CTFR;

(iii) The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of CTFR, and the Plan has been duly executed and delivered by CTFR on behalf of the Acquiring Fund and, assuming due authorization, execution, and delivery of the Plan by CTFR, is a valid and binding obligation of CTFR and its series, Calvert Tax Free Bond Fund; and

(iv) Acquiring Fund Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Fund.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Trustees of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) The Merging Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to CTFR Long-Term or the Acquiring Fund if: (i) a material condition to its performance under this Agreement or a material covenant of CTFR Long-Term or the Acquiring Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by CTFR Long-Term or the Acquiring Fund.

(d) CTFR Long-Term or the Acquiring Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Fund.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Fund, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on [January 31, 2010], if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11. EXPENSES

Each Portfolio will bear its own expenses incurred in connection with this Reorganization.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Merging Fund, CTFR Long-Term and the Acquiring Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CTFR on behalf of CTFR Limited-Term Portfolio
Attest:

By: ____________________	By: _________________________ Name: Title:

CTFR on behalf of CTFR Long-Term Portfolio

By: ____________________	By: _________________________ Name: Title:

CTFR on behalf of Calvert Tax Free Bond Fund, as successor in interest to CTFR Long-Term Portfolio

By: ____________________	By: _________________________ Name: Title:

EXHIBIT B

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of [May 18], 2009, is between Calvert Tax-Free Reserves ("CTFR"), on behalf of CTFR Vermont Municipal Portfolio (the "Merging Fund") and CTFR, on behalf of CTFR Long-Term Portfolio ("CTFR Long-Term") and, its successor in interest, Calvert Tax Free Bond Fund.

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Plan is contingent upon, among other things, the approval by CTFR Long-Term shareholders of a proxy proposal to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio (the "CTFR Long-Term Proxy Proposal"). If CTFR Long-Term shareholders approve the CTFR Long-Term Proxy Proposal (i) the name of CTFR Long-Term would be changed to Calvert Tax Free Bond Fund and (ii) the reorganization and liquidation will consist of the transfer of all of the assets of the Merging Fund to Calvert Tax Free Bond Fund in exchange for shares of beneficial interest of Calvert Tax Free Bond Fund (the "Acquiring Fund") and the distribution of Calvert Tax Free Bond Fund shares to the shareholders of the Merging Fund in complete liquidation of the Merging Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the Merging Fund shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. CTFR Long-Term shall furnish to the Merging Fund such data and information as shall be reasonably requested by the Merging Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

(a) Plan of Reorganization. The Merging Fund will convey, transfer, and deliver to the Acquiring Fund all of the then-existing assets and property of the Merging Fund including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Fund and any deferred or prepaid expenses shown as an asset on the books of the Merging Fund at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the Acquiring Fund agrees at the Closing:

(i) to deliver to the Merging Fund in exchange for the assets the number of full and fractional shares of common stock of the Acquiring Fund ("Acquiring Fund Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares to be issued shall be determined by dividing the per share net asset value of the Merging Fund Shares (rounded to the nearest millionth) by the net asset value per share of the Acquiring Fund (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of the Merging Fund as of the close of business on the Closing date (the "Closing Date"). It is expressly agreed that there will be no sales charge to the Merging Fund, or to any of the shareholders of the Merging Fund upon distribution of Acquiring Fund Shares to them.

(b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i) the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Fund at which the Plan will be considered, or

(ii) such later date as the parties may mutually agree.

(c) On or as soon as practicable prior to the Closing Date, the Merging Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3. VALUATION OF NET ASSETS

(a) The value of the Merging Fund's net assets to be transferred to the Acquiring Fund under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the Merging Fund's prospectus.

(b) The net asset value per share of Acquiring Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Fund's Controller using the same valuation procedures as set forth in the Acquiring Fund's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of the Merging Fund's net assets, using the valuation procedures as set forth in the Merging Fund's prospectus, to be transferred to the Acquiring Fund pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Fund, shall be furnished by the Merging Fund to the Acquiring Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Acquiring Fund Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Acquiring Fund, shall be furnished by the Acquiring Fund to the Merging Fund at the Closing.

In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Merging Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an officer of CTFR (each, a "Fund Officer"), accurate appraisal of the value of the net assets of the Acquiring Fund or the Merging Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

CTFR, on behalf of the Acquiring Fund and the Merging Fund, agrees to use commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and the Merging Fund.

4. LIQUIDATION AND DISSOLUTION

(a) As soon as practicable after the Closing Date, the Merging Fund will distribute pro rata to Merging Fund shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Merging Fund pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Fund in the names of each such shareholder of the Merging Fund, representing the respective pro rata number of full shares and fractional interests in Acquiring Fund Shares due to each. No such shareholder accounts shall be established by the Acquiring Fund or the transfer agent for the Acquiring Fund except pursuant to written instructions from the Merging Fund, and the Merging Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Fund shareholder a pro rata share of the number of Acquiring Fund Shares received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Fund or its transfer agent to each shareholder of the Merging Fund receiving such distribution of Acquiring Fund Shares informing such shareholder of the number of Acquiring Fund Shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing Acquiring Fund Shares shall not be issued in connection with the Reorganization. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

(d) As promptly as is practicable after the liquidation of the Merging Fund, and in no event later than 12 months from the date of this Agreement, the Merging Fund shall be terminated pursuant to the provisions of the Plan and the By-laws and Declaration of Trust of CTFR.

(e) Immediately after the Closing Date, the share transfer books of the Merging Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5. DECLARATION OF TRUST AND BY-LAWS

(a) Declaration of Trust. The Declaration of Trust of CTFR, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust of CTFR until amended in accordance with its terms or applicable law.

(b) By-laws. The By-laws of CTFR, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws of CTFR until the same shall thereafter be altered, amended, or repealed in accordance with the terms of CTFR's By-Laws or Declaration of Trust or applicable law.

6. REPRESENTATIONS AND WARRANTIES OF CTFR LONG-TERM AND THE ACQUIRING FUND

(a) Organization, Existence, etc. CTFR Long-Term is a duly organized series of CTFR, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. CTFR Long-Term has the power to carry on the business of CTFR Long-Term as it is now being conducted. Currently, CTFR is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. CTFR Long-Term has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. CTFR, of which CTFR Long-Term is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. CTFR Long-Term has an unlimited number of authorized shares of beneficial interest, without par value, of which as of December 31, 2008, 3,335,479 shares were outstanding; and no shares were held in the treasury of the CTFR Long-Term. All of the outstanding shares of CTFR Long-Term have been duly authorized and are validly issued, fully paid, and non-assessable. Since CTFR Long-Term is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d) Shares to be Issued Upon Reorganization. Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. CTFR has the power to enter into the Plan on behalf of the CTFR Long-Term and the Acquiring Fund and to carry out their obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of CTFR and no other proceedings by CTFR are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. CTFR Long-Term is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f) Liabilities. There are no liabilities of CTFR Long-Term, whether or not determined or determinable, other than liabilities disclosed or provided for in the CTFR Long-Term financial statements for the period ended December 31, 2008 ("CTFR Long-Term Financial Statements") and liabilities incurred in the ordinary course of business subsequent to December 31, 2008, or otherwise previously disclosed to the Merging Fund, none of which has been materially adverse to the business, assets or results of operations of CTFR Long-Term.

(g) Litigation. To the knowledge of Fund Officers and the CTFR Board of Trustees there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect CTFR Long-Term or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to the Merging Fund under which no default exists, CTFR on behalf of CTFR Long-Term is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of CTFR Long-Term have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns have been paid. CTFR Long-Term has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of CTFR Long-Term since commencement of operations, and the taxable year ending on the Closing Date.

(j) Registration Statement. The Acquiring Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the Acquiring Fund Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii) will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Fund and as pertaining to the Acquiring Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

(l) Acquiring Fund Bring-Down. If CTFR Long-Term shareholders approve the CTFR Long-Term Proxy Proposal, the representations and warranties set forth in this Section 6 in clauses (a), (b), (e) (but only with respect to the last sentence thereof), (g) and (h) will apply equally to the Acquiring Fund as if each reference therein to "CTFR Long-Term" is instead a reference to "Calvert Tax Free Bond Fund".

7. REPRESENTATIONS AND WARRANTIES OF THE MERGING FUND

(a) Organization, Existence, etc. The Merging Fund is a duly organized series of CTFR, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted. Currently, CTFR is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Merging Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. CTFR, of which the Merging Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. The Merging Fund has an unlimited number of authorized shares of beneficial interest, without par value, of which, as of December 31, 2008, 3,245,496 shares were outstanding, and no shares were held in the treasury of the Merging Fund. All of the outstanding shares of the Merging Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Fund may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The audited financial statements of the Merging Fund for the year ended December 31, 2008, to be delivered to the Acquiring Fund, will fairly present the financial position of the Merging Fund as of December 31, 2008, and the results of its operations and changes in net assets for the year then ended (the "Merging Fund Annual Financial Statements"). The unaudited financial statements of the Merging Fund for the period ended June 30, 2009 (the "Merging Fund Semi-Annual Financial Statements" and, together with the Merging Fund Annual Financial Statements, the "Merging Fund Financial Statements") will fairly present the financial position of the Merging Fund as of June 30, 2009 and the results of its operations and changes in net assets for the period then ended.

(e) Authority Relative to this Agreement. CTFR has the power to enter into the Plan on behalf of its series, the Merging Fund, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of CTFR and, except for approval by the holders of its capital stock, no other proceedings by CTFR are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Merging Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f) Liabilities. There are no liabilities of the Merging Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Merging Fund Financial Statements, liabilities incurred in the ordinary course of business or liabilities otherwise previously disclosed to CTFR Long-Term, none of which has been materially adverse to the business, assets, or results of operations of the Merging Fund.

(g) Litigation. To the knowledge of CTFR, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to CTFR Long-Term under which no default exists, CTFR, on behalf of the Merging Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of the Merging Fund have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns have been paid. The Merging Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Merging Fund since commencement of operations, and the taxable year ending on the Closing Date.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of the Merging Fund as of the Effective Time of the Reorganization will be owned by CTFR on behalf of the Merging Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k) Registration Statement. The Merging Fund will cooperate with CTFR Long-Term in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to CTFR Long-Term the information relating to the Merging Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Fund:

(i) will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by CTFR Long-Term, insofar as it relates to the Merging Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval of the CTFR Long-Term Proxy Proposal. The approval by the affirmative vote of a majority of the outstanding voting securities of CTFR Long-Term to change CTFR Long-Term's investment strategy, which historically has emphasized investment in long-term fixed income securities, to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio.

(b) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Fund shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Fund since June 30, 2009. As of the Effective Time of the Reorganization, the Acquiring Fund shall have received a certificate from the Merging Fund satisfactory in form and substance to the Acquiring Fund indicating that the Merging Fund has met the terms stated in this Section.

(c) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d) Tax Opinion. The Acquiring Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Fund and the shareholders of the Merging Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Fund in connection with the Reorganization, and on such other written representations as the Merging Fund, CTFR Long-Term and the Acquiring Fund will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while not entirely free from doubt, for federal income tax purposes:

(i) neither the Merging Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of the assets of the Merging Fund to the Acquiring Fund in exchange for Acquiring Fund Shares and upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the shareholders of the Merging Fund in exchange for their shares of capital stock of the Merging Fund;

(ii) the shareholders of the Merging Fund who receive Acquiring Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Merging Fund for Acquiring Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Acquiring Fund Shares received by the Merging Fund's shareholders will be the same as the basis of the shares of capital stock of the Merging Fund surrendered in the exchange, and the holding period of Acquiring Fund Shares received by each shareholder of the Merging Fund will include the period during which the shares of the Merging Fund exchanged therefor were held by such shareholder, provided the shares of the Merging Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of the Merging Fund's assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Merging Fund immediately prior to the Reorganization, and the holding period of the assets of the Merging Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Merging Fund.

(e) Opinion of Counsel. The Acquiring Fund shall have received the opinion of counsel for the Merging Fund, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Fund, to the effect that:

(i) CTFR is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii) the Merging Fund is a series of CTFR; and

(iii) The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of CTFR, and the Plan has been duly executed and delivered by CTFR on behalf of the Merging Fund and, assuming due authorization, execution, and delivery of the Plan by CTFR, is a valid and binding obligation of CTFR and its series, the Merging Fund.

9. CONDITIONS TO OBLIGATIONS OF THE MERGING FUND

The obligations of the Merging Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Fund. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Fund entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Fund entitled to vote.

(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Fund shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since June 30, 2009. As of the Effective Time of the Reorganization, the Merging Fund shall have received a certificate from the Acquiring Fund satisfactory in form and substance to the Merging Fund indicating that the Acquiring Fund has met the terms stated in this Section.

(c) Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d) Tax Opinion. The Merging Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Fund in connection with the Reorganization, and on such other written representations as the Merging Fund, CTFR Long-Term and the Acquiring Fund will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while not entirely free from doubt, for federal income tax purposes:

(i) neither the Merging Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of the assets of the Merging Fund to the Acquiring Fund in exchange for Acquiring Fund Shares and upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the shareholders of the Merging Fund in exchange for their shares of capital stock of the Merging Fund;

(ii) the shareholders of the Merging Fund who receive Acquiring Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Merging Fund for Acquiring Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Acquiring Fund Shares received by the Merging Fund's shareholders will be the same as the basis of the shares of capital stock of the Merging Fund surrendered in the exchange, and the holding period of Acquiring Fund Shares received by each shareholder of the Merging Fund will include the period during which the shares of the Merging Fund exchanged therefor were held by such shareholder, provided the shares of the Merging Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of the Merging Fund assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Merging Fund immediately prior to the Reorganization, and the holding period of the assets of the Merging Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Merging Fund.

(e) Opinion of Counsel. The Merging Fund shall have received the opinion of counsel for the Acquiring Fund, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Fund, to the effect that:

(i) CTFR is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii) The Acquiring Fund is a series of CTFR;

(iii) The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of CTFR, and the Plan has been duly executed and delivered by CTFR on behalf of the Acquiring Fund and, assuming due authorization, execution, and delivery of the Plan by CTFR, is a valid and binding obligation of CTFR and its series, Calvert Tax Free Bond Fund; and

(iv) Acquiring Fund Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Fund.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Trustees of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) The Merging Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to CTFR Long-Term or the Acquiring Fund if: (i) a material condition to its performance under this Agreement or a material covenant of CTFR Long-Term or the Acquiring Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by CTFR Long-Term or the Acquiring Fund.

(d) CTFR Long-Term or the Acquiring Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Fund.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Fund, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on [January 31, 2010], if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11. EXPENSES

Each Portfolio will bear its own expenses incurred in connection with this Reorganization.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Merging Fund, CTFR Long-Term and the Acquiring Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CTFR on behalf of CTFR Vermont Portfolio
Attest:

By: ____________________	By: _________________________ Name: Title:

CTFR on behalf of CTFR Long-Term Portfolio

By: ____________________	By: _________________________ Name: Title:

CTFR on behalf of Calvert Tax Free Bond Fund, as successor in interest to CTFR Long-Term Portfolio

By: ____________________	By: _________________________ Name: Title:

EXHIBIT C

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of [May 18], 2009, is between Calvert Municipal Fund, Inc. ("CMF"), on behalf of Calvert National Municipal Intermediate Fund (the "Merging Fund") and Calvert Tax-Free Reserves ("CTFR"), on behalf of CTFR Long-Term Portfolio ("CTFR Long-Term") and, its successor in interest, Calvert Tax Free Bond Fund.

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Plan is contingent upon, among other things, the approval by CTFR Long-Term shareholders of a proxy proposal to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio (the "CTFR Long-Term Proxy Proposal"). If CTFR Long-Term shareholders approve the CTFR Long-Term Proxy Proposal (i) the name of CTFR Long-Term would be changed to Calvert Tax Free Bond Fund and (ii) the reorganization and liquidation will consist of the transfer of all of the assets of the Merging Fund to Calvert Tax Free Bond Fund in exchange for shares of beneficial interest of Calvert Tax Free Bond Fund (the "Acquiring Fund") and the distribution of Calvert Tax Free Bond Fund shares to the shareholders of the Merging Fund in complete liquidation of the Merging Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the Merging Fund shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. CTFR Long-Term shall furnish to the Merging Fund such data and information as shall be reasonably requested by the Merging Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

(a) Plan of Reorganization. The Merging Fund will convey, transfer, and deliver to the Acquiring Fund all of the then-existing assets and property of the Merging Fund including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Fund and any deferred or prepaid expenses shown as an asset on the books of the Merging Fund at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the Acquiring Fund agrees at the Closing:

(i) to deliver to the Merging Fund in exchange for the assets the number of full and fractional shares of common stock of the Acquiring Fund ("Acquiring Fund Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares to be issued shall be determined by dividing the per share net asset value of the Merging Fund Shares (rounded to the nearest millionth) by the net asset value per share of the Acquiring Fund (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of the Merging Fund as of the close of business on the Closing date (the "Closing Date"). It is expressly agreed that there will be no sales charge to the Merging Fund, or to any of the shareholders of the Merging Fund upon distribution of Acquiring Fund Shares to them.

(b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i) the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Fund at which the Plan will be considered, or

(ii) such later date as the parties may mutually agree.

(c) On or as soon as practicable prior to the Closing Date, the Merging Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3. VALUATION OF NET ASSETS

(a) The value of the Merging Fund's net assets to be transferred to the Acquiring Fund under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the Merging Fund's prospectus.

(b) The net asset value per share of Acquiring Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Fund's Controller using the same valuation procedures as set forth in the Acquiring Fund's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of the Merging Fund's net assets, using the valuation procedures as set forth in the Merging Fund's prospectus, to be transferred to the Acquiring Fund pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Fund, shall be furnished by the Merging Fund to the Acquiring Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Acquiring Fund Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Acquiring Fund, shall be furnished by the Acquiring Fund to the Merging Fund at the Closing.

In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Merging Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an officer of CTFR or CMF, as applicable (each, a "Fund Officer"), accurate appraisal of the value of the net assets of the Acquiring Fund or the Merging Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

Each of CTFR, on behalf of the Acquiring Fund, and CMF, on behalf of the Merging Fund, agrees to use commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and the Merging Fund.

4. LIQUIDATION AND DISSOLUTION

(a) As soon as practicable after the Closing Date, the Merging Fund will distribute pro rata to Merging Fund shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Merging Fund pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Fund in the names of each such shareholder of the Merging Fund, representing the respective pro rata number of full shares and fractional interests in Acquiring Fund Shares due to each. No such shareholder accounts shall be established by the Acquiring Fund or the transfer agent for the Acquiring Fund except pursuant to written instructions from the Merging Fund, and the Merging Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Fund shareholder a pro rata share of the number of Acquiring Fund Shares received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Fund or its transfer agent to each shareholder of the Merging Fund receiving such distribution of Acquiring Fund Shares informing such shareholder of the number of Acquiring Fund Shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing Acquiring Fund Shares shall not be issued in connection with the Reorganization. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

(d) As promptly as is practicable after the liquidation of the Merging Fund, and in no event later than 12 months from the date of this Agreement, the Merging Fund shall be terminated pursuant to the provisions of the Plan and the By-laws and Articles of Incorporation of CMF.

(e) Immediately after the Closing Date, the share transfer books of the Merging Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5. DECLARATION OF TRUST AND BY-LAWS

(a) Declaration of Trust. The Declaration of Trust of CTFR, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust of CTFR until amended in accordance with its terms or applicable law.

(b) By-laws. The By-laws of CTFR, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws of CTFR until the same shall thereafter be altered, amended, or repealed in accordance with the terms of CTFR's By-Laws or Declaration of Trust or applicable law.

6. REPRESENTATIONS AND WARRANTIES OF CTFR LONG-TERM AND THE ACQUIRING FUND

(a) Organization, Existence, etc. CTFR Long-Term is a duly organized series of CTFR, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. CTFR Long-Term has the power to carry on the business of CTFR Long-Term as it is now being conducted. Currently, CTFR is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. CTFR Long-Term has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. CTFR, of which CTFR Long-Term is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. CTFR Long-Term has an unlimited number of authorized shares of beneficial interest, without par value, of which as of December 31, 2008, 3,335,479 shares were outstanding; and no shares were held in the treasury of the CTFR Long-Term. All of the outstanding shares of CTFR Long-Term have been duly authorized and are validly issued, fully paid, and non-assessable. Since CTFR Long-Term is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d) Shares to be Issued Upon Reorganization. Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. CTFR has the power to enter into the Plan on behalf of the CTFR Long-Term and the Acquiring Fund and to carry out their obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of CTFR and no other proceedings by CTFR are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. CTFR Long-Term is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f) Liabilities. There are no liabilities of CTFR Long-Term, whether or not determined or determinable, other than liabilities disclosed or provided for in the CTFR Long-Term financial statements for the period ended December 31, 2008 ("CTFR Long-Term Financial Statements") and liabilities incurred in the ordinary course of business subsequent to December 31, 2008, or otherwise previously disclosed to the Merging Fund, none of which has been materially adverse to the business, assets or results of operations of CTFR Long-Term.

(g) Litigation. To the knowledge of Fund Officers and the CTFR Board of Trustees there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect CTFR Long-Term or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to the Merging Fund under which no default exists, CTFR on behalf of CTFR Long-Term is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of CTFR Long-Term have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns have been paid. CTFR Long-Term has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of CTFR Long-Term since commencement of operations, and the taxable year ending on the Closing Date.

(j) Registration Statement. The Acquiring Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the Acquiring Fund Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii) will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Fund and as pertaining to the Acquiring Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

(l) Acquiring Fund Bring-Down. If CTFR Long-Term shareholders approve the CTFR Long-Term Proxy Proposal, the representations and warranties set forth in this Section 6 in clauses (a), (b), (e) (but only with respect to the last sentence thereof), (g) and (h) will apply equally to the Acquiring Fund as if each reference therein to "CTFR Long-Term" is instead a reference to "Calvert Tax Free Bond Fund".

7. REPRESENTATIONS AND WARRANTIES OF THE MERGING FUND

(a) Organization, Existence, etc. The Merging Fund is a duly organized series of CMF, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, CMF is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction. The Merging Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. CMF, of which the Merging Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. The Merging Fund has 250,000,000 authorized shares of beneficial interest, $0.01 par value, of which, as of December 31, 2008, 4,462,984 shares were outstanding, and no shares were held in the treasury of the Merging Fund. All of the outstanding shares of the Merging Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Fund may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The audited financial statements of the Merging Fund for the year ended December 31, 2008, to be delivered to the Acquiring Fund, will fairly present the financial position of the Merging Fund as of December 31, 2008, and the results of its operations and changes in net assets for the year then ended (the "Merging Fund Annual Financial Statements"). The unaudited financial statements of the Merging Fund for the period ended June 30, 2009 (the "Merging Fund Semi-Annual Financial Statements" and, together with the Merging Fund Annual Financial Statements, the "Merging Fund Financial Statements") will fairly present the financial position of the Merging Fund as of June 30, 2009 and the results of its operations and changes in net assets for the period then ended.

(e) Authority Relative to this Agreement. CMF has the power to enter into the Plan on behalf of its series, the Merging Fund, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of CMF and, except for approval by the holders of its capital stock, no other proceedings by CMF are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Merging Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f) Liabilities. There are no liabilities of the Merging Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Merging Fund Financial Statements, liabilities incurred in the ordinary course of business or liabilities otherwise previously disclosed to CTFR Long-Term, none of which has been materially adverse to the business, assets, or results of operations of the Merging Fund.

(g) Litigation. To the knowledge of CTFR, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to CTFR Long-Term under which no default exists, CMF, on behalf of the Merging Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of the Merging Fund have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns have been paid. The Merging Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Merging Fund since commencement of operations, and the taxable year ending on the Closing Date.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of the Merging Fund as of the Effective Time of the Reorganization will be owned by CMF on behalf of the Merging Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k) Registration Statement. The Merging Fund will cooperate with CTFR Long-Term in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to CTFR Long-Term the information relating to the Merging Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Fund:

(i) will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by CTFR Long-Term, insofar as it relates to the Merging Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval of the CTFR Long-Term Proxy Proposal. The approval by the affirmative vote of a majority of the outstanding voting securities of CTFR Long-Term to change CTFR Long-Term's investment strategy, which historically has emphasized investment in long-term fixed income securities, to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio.

(b) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Fund shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Fund since June 30, 2009. As of the Effective Time of the Reorganization, the Acquiring Fund shall have received a certificate from the Merging Fund satisfactory in form and substance to the Acquiring Fund indicating that the Merging Fund has met the terms stated in this Section.

(c) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d) Tax Opinion. The Acquiring Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Fund and the shareholders of the Merging Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Fund in connection with the Reorganization, and on such other written representations as the Merging Fund, CTFR Long-Term and the Acquiring Fund will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while not entirely free from doubt, for federal income tax purposes:

(i) neither the Merging Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of the assets of the Merging Fund to the Acquiring Fund in exchange for Acquiring Fund Shares and upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the shareholders of the Merging Fund in exchange for their shares of capital stock of the Merging Fund;

(ii) the shareholders of the Merging Fund who receive Acquiring Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Merging Fund for Acquiring Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Acquiring Fund Shares received by the Merging Fund's shareholders will be the same as the basis of the shares of capital stock of the Merging Fund surrendered in the exchange, and the holding period of Acquiring Fund Shares received by each shareholder of the Merging Fund will include the period during which the shares of the Merging Fund exchanged therefor were held by such shareholder, provided the shares of the Merging Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of the Merging Fund's assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Merging Fund immediately prior to the Reorganization, and the holding period of the assets of the Merging Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Merging Fund.

(e) Opinion of Counsel. The Acquiring Fund shall have received the opinion of counsel for the Merging Fund, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Fund, to the effect that:

(i) CMF is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii) The Merging Fund is a series of CMF; and

(iii) The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CMF, and the Plan has been duly executed and delivered by CTFR on behalf of the Merging Fund and, assuming due authorization, execution, and delivery of the Plan by CTFR, is a valid and binding obligation of CTFR and its series, the Merging Fund.

9. CONDITIONS TO OBLIGATIONS OF THE MERGING FUND

The obligations of the Merging Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Fund. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Fund entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Fund entitled to vote.

(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Fund shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since June 30, 2009. As of the Effective Time of the Reorganization, the Merging Fund shall have received a certificate from the Acquiring Fund satisfactory in form and substance to the Merging Fund indicating that the Acquiring Fund has met the terms stated in this Section.

(c) Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d) Tax Opinion. The Merging Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Fund in connection with the Reorganization, and on such other written representations as the Merging Fund, CTFR Long-Term and the Acquiring Fund will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while not entirely free from doubt, for federal income tax purposes:

(i) neither the Merging Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of the assets of the Merging Fund to the Acquiring Fund in exchange for Acquiring Fund Shares and upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the shareholders of the Merging Fund in exchange for their shares of capital stock of the Merging Fund;

(ii) the shareholders of the Merging Fund who receive Acquiring Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Merging Fund for Acquiring Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Acquiring Fund Shares received by the Merging Fund's shareholders will be the same as the basis of the shares of capital stock of the Merging Fund surrendered in the exchange, and the holding period of Acquiring Fund Shares received by each shareholder of the Merging Fund will include the period during which the shares of the Merging Fund exchanged therefor were held by such shareholder, provided the shares of the Merging Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of the Merging Fund assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Merging Fund immediately prior to the Reorganization, and the holding period of the assets of the Merging Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Merging Fund.

(e) Opinion of Counsel. The Merging Fund shall have received the opinion of counsel for the Acquiring Fund, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Fund, to the effect that:

(i) CTFR is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii) The Acquiring Fund is a series of CTFR;

(iii) The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of CTFR, and the Plan has been duly executed and delivered by CTFR on behalf of the Acquiring Fund and, assuming due authorization, execution, and delivery of the Plan by CTFR, is a valid and binding obligation of CTFR and its series, Calvert Tax Free Bond Fund; and

(iv) Acquiring Fund Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Fund.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Trustees of CTFR and the Board of Directors of CMF, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) The Merging Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to CTFR Long-Term or the Acquiring Fund if: (i) a material condition to its performance under this Agreement or a material covenant of CTFR Long-Term or the Acquiring Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by CTFR Long-Term or the Acquiring Fund.

(d) CTFR Long-Term or the Acquiring Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Fund.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Fund, without liability on the part of either party hereto or its respective Directors (in the case of CMF), Trustees (in the case of CTFR), officers, or shareholders, and shall be terminated without liability as of the close of business on [May 18], 2010, if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11. EXPENSES

Each Portfolio will bear its own expenses incurred in connection with this Reorganization.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Merging Fund, CTFR Long-Term and the Acquiring Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CTFR on behalf of Calvert National Municipal Intermediate Fund
Attest:

By: ____________________	By: _________________________ Name: Title:

CTFR on behalf of CTFR Long-Term Portfolio

By: ____________________	By: _________________________ Name: Title:

CTFR on behalf of Calvert Tax Free Bond Fund, as successor in interest to CTFR Long-Term Portfolio

By: ____________________	By: _________________________ Name: Title:


[PROXY TABULATOR ADDRESS]

CALVERT TAX-FREE RESERVES CTFR LIMITED-TERM PORTFOLIO AND CTFR VERMONT MUNICIPAL PORTFOLIO	CALVERT MUNICIPAL FUND, INC. CALVERT NATIONAL MUNICIPAL INTERMEDIATE FUND

PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS, JULY [17], 2009

[FUND NAME PRINTS HERE]

[FUND NAME PRINTS HERE]

[FUND NAME PRINTS HERE]

The undersigned, revoking previous proxies, hereby appoints William M. Tartikoff, Esq., Ivy Wafford Duke, Esq., and Lancelot A. King, Esq. and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the CTFR Limited-Term Portfolio and the CTFR Vermont Municipal Portfolio, each of Calvert Tax-Free Reserves, and Calvert National Municipal Intermediate Fund of Calvert Municipal Fund, Inc., to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, [July 17], 2009 at 9:00 a.m., Eastern Time, and at any adjournment thereof (the "Meeting") as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting. Receipt of the Notice of Joint Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THIS PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Proxy must be signed and dated below.

Dated: ______________________, 2009

Signature(s) (if held jointly)        (Sign in the box)

Please date and sign exactly as the name or names appear on this proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Calvert Tax-Free Proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends that you vote FOR the following Proposal:

Please fill in box as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

CTFR Limited-Term Portfolio (only):

1. To approve a proposed Agreement and Plan of Reorganization (the "Limited-Term Reorganization Plan"), providing for the transfer of all of the assets of the CTFR Limited-Term Portfolio, a series of Calvert Tax-Free Reserves, to the Calvert Tax Free Bond Fund (currently CTFR Long-Term Portfolio), a series of Calvert Tax-Free Reserves, in exchange for shares of the Calvert Tax Free Bond Fund. The Limited-Term Reorganization Plan also provides for distribution of these shares of the Calvert Tax Free Bond Fund to shareholders of the CTFR Limited-Term Portfolio in liquidation and subsequent termination of the CTFR Limited-Term Portfolio.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

CTFR Vermont Municipal Portfolio (only):

2. To approve a proposed Agreement and Plan of Reorganization (the "Vermont Reorganization Plan"), providing for the transfer of all of the assets of the CTFR Vermont Portfolio, a series of Calvert Tax-Free Reserves, to the Calvert Tax Free Bond Fund (currently CTFR Long-Term Portfolio), a series of Calvert Tax-Free Reserves, in exchange for shares of the Calvert Tax Free Bond Fund. The Vermont Reorganization Plan also provides for distribution of these shares of the Calvert Tax Free Bond Fund to shareholders of the CTFR Vermont Portfolio in liquidation and subsequent termination of the CTFR Vermont Portfolio.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

Calvert National Municipal Intermediate Fund (only):

3. To approve a proposed Agreement and Plan of Reorganization (the "Intermediate Reorganization Plan"), providing for the transfer of all of the assets of the Calvert National Municipal Intermediate Fund, a series of Calvert Municipal Fund, Inc., to the Calvert Tax Free Bond Fund (currently CTFR Long-Term Portfolio), a series of Calvert Tax-Free Reserves, in exchange for shares of the Calvert Tax Free Bond Fund. The Intermediate Reorganization Plan also provides for distribution of these shares of the Calvert Tax Free Bond Fund to shareholders of the Calvert National Municipal Intermediate Fund in liquidation and subsequent termination of the Calvert National Municipal Intermediate Fund.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

PLEASE SIGN, DATE AND VOTE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Calvert Tax-Free Proxy


FORM N-14
PART B

Acquisition of the Assets of the
THE CTFR LIMITED-TERM PORTFOLIO
AND
THE CTFR VERMONT MUNICIPAL PORTFOLIO

(Each a series under the
CALVERT TAX-FREE RESERVES
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745)

Acquisition of the Assets of the
CALVERT NATIONAL
MUNICIPAL
INTERMEDIATE FUND

(A series under the
CALVERT MUNICIPAL FUND, INC.
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745)

By and in Exchange for Shares of the
CALVERT TAX FREE BOND FUND
(currently the CTFR Long-Term Portfolio,
a series under
CALVERT TAX-FREE RESERVES
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745)

STATEMENT OF ADDITIONAL INFORMATION

[May 18], 2009

This Statement of Additional Information (the "Reorganization SAI") relates to the proposed transfer of the assets and liabilities of the CTFR Limited-Term Portfolio ("CTFR Limited-Term") and the CTFR Vermont Municipal Portfolio ("CTFR Vermont"), each a series of Calvert Tax-Free Reserves ("CTFR"), and the Calvert National Municipal Intermediate Fund ("Calvert Intermediate" and, together with CTFR Limited-Term and CTFR Vermont, the "Merging Funds"), a series of Calvert Municipal Fund, Inc., in exchange for shares of Calvert Tax Free Bond Fund, as successor in interest to the CTFR Long-Term Portfolio ("CTFR Long-Term"), a series of CTFR, to be distributed to holders of shares of each Merging Fund in complete liquidation of that Merging Fund (each a "Reorganization").

This Reorganization SAI contains additional information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [May 18], 2009 of the Merging Funds and Calvert Tax Free Bond Fund, as successor in interest to CTFR Long-Term (the "Prospectus/Proxy Statement"), which relates to the Reorganizations. This Reorganization SAI consists of the information set forth below pertaining to the Merging Funds, CTFR Long-Term and Calvert Tax Free Bond Fund, and the following described documents, each of which is incorporated by reference herein:

  Prospectus of Calvert Tax-Free Reserves and Calvert Municipal Fund, Inc. relating to CTFR Limited-Term, Calvert Intermediate and CTFR Long-Term dated April 30, 2008, filed with the Securities and Exchange Commission on April 29, 2009 (Calvert Tax-Free Reserves, Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A, File No. 002-69565; Calvert Municipal Fund, Inc., Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A, File No. 033-44968);

  Prospectus of Calvert Tax-Free Reserves relating to CTFR Vermont dated April 30, 2008, filed with the Securities and Exchange Commission on April 29, 2009 (Calvert Tax-Free Reserves, Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A, File No. 002-69565);

  Statement of Additional Information of Calvert Tax-Free Reserves and Calvert Municipal Fund, Inc. relating to CTFR Vermont, Calvert Intermediate and CTFR Long-Term dated April 30, 2008 (the "CTFR Long-Term SAI"), filed with the Securities and Exchange Commission on April 29, 2009 (Calvert Tax-Free Reserves, Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A, File No. 002-69565; Calvert Municipal Fund, Inc., Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A, File No. 033-44968);

  Statement of Additional Information of Calvert Tax-Free Reserves relating to CTFR Limited-Term dated April 30, 2008, filed with the Securities and Exchange Commission on April 29, 2009 (Calvert Tax-Free Reserves, Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A, File No. 002-69565);

  Annual Report to Shareholders of Calvert Tax-Free Reserves relating to CTFR Limited-Term and CTFR Long-Term for the year ended December 31, 2008, containing historical financial information relating to CTFR Limited-Term and CTFR Long-Term, filed with the Securities and Exchange Commission on March 11, 2009 (Calvert Tax-Free Reserves, Form N-CSR, File No. 811-03101). The Annual Report was sent to shareholders on or about March 13, 2009;

  Annual Report to Shareholders of Calvert Tax-Free Reserves relating to CTFR Vermont for the year ended December 31, 2008, containing historical financial information relating to CTFR Vermont, filed with the Securities and Exchange Commission on March 11, 2009 (Calvert Tax-Free Reserves, Form N-CSR, File No. 811-03101). The Annual Report was sent to shareholders on or about March 13, 2009;

  Annual Report to Shareholders of Calvert Municipal Fund, Inc. relating to Calvert Intermediate for the year ended December 31, 2008, containing historical financial information relating to Calvert Intermediate, filed with the Securities and Exchange Commission on March 11, 2009 (Calvert Municipal Fund, Inc., Form N-CSR, File No. 811-06525). The Annual Report was sent to shareholders on or about March 13, 2009; and

  Pro Forma Combining Financial Statements of Calvert Tax Free Bond Fund, dated as of December 31, 2008, attached hereto.

This Reorganization SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement of the Merging Funds and Calvert Tax Free Bond Fund, as successor in interest to CTFR Long-Term, dated [May 18], 2009. The Prospectus/Proxy Statement was filed with the Securities and Exchange Commission on May [ ___ ], 2009 (Calvert Tax-Free Reserves, Registration Statement on Form N-14, File No. 333-[ ___ ]) and is available upon request and without charge by writing to Calvert Tax-Free Reserves, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814 or by calling 1-800-368-2745.

Reorganizations are Conditional. The Reorganization of each Merging Fund will only occur if (i) shareholders of that Merging Fund vote in favor of the proposed Reorganization and (ii) shareholders of CTFR Long-Term vote in favor of changing the investment strategy of CTFR Long-Term, which historically has emphasized investment in long-term fixed income securities, to expressly authorize investment in fixed income securities without limitation as to the duration or maturity of those securities or the average maturity or average duration of the Portfolio (the "CTFR Long-Term Proxy Proposal"). If CTFR Long-Term shareholders approve the CTFR Long-Term Proxy Proposal the name of CTFR Long-Term would be changed to Calvert Tax Free Bond Fund and its portfolio manager would then be able to seek out attractive investment opportunities across the yield curve based upon the portfolio manager's evaluation of then-prevailing and anticipated economic, financial and business conditions. Subject to shareholder approval of the CTFR Long-Term Proxy Proposal and shareholder approval of the Reorganization of the applicable Merging Fund, that Merging Fund will be reorganized into Calvert Tax Free Bond Fund as of the close of business on or about July 31, 2009.

Pro Forma Financial Statements for the Periods Ending December 31, 2008 (Unaudited). The following unaudited Pro Forma Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations (the "Pro Forma Financial Statements") reflect the accounts of each Merging Fund and CTFR Long-Term for the period ended December 31, 2008. For purposes of these Pro Forma Statements, the financial information covers the periods from January 1, 2008 to December 31, 2008. These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2008.

The Pro Forma Statements of Assets and Liabilities give the effect of the proposed combinations of the Merging Funds and CTFR Long-Term. Each combination is accounted for as a tax-free merger of investment companies. The Pro Forma Statement of Operations presents the operations of the Merging Funds and CTFR Long-Term on a combined basis and is presented for information purposes only; however, it is not necessarily representative of what the combined result of the Merging Funds and CTFR Long-Term would have been had the combination occurred at the beginning of the fiscal years. The Pro Forma Statement of Operations has been adjusted to reflect the anticipated advisory fee arrangement for each surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of each combined entity. Other costs which may change as a result of the reorganizations are currently undeterminable.

Calvert Tax Free Bond Fund, as successor in interest to CTFR Long-Term Portfolio, constitutes the surviving entity for financial reporting purposes and it is therefore deemed an "accounting survivor" for each merger. The information contained in the CTFR Long-Term SAI relating to CTFR Long-Term is applicable in all respects to Calvert Tax Free Bond Fund.


CALVERT TAX-FREE RESERVES - TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO)
CALVERT TAX-FREE RESERVES - LIMITED-TERM PORTFOLIO
CALVERT TAX-FREE RESERVES - VERMONT MUNICIPAL PORTFOLIO
CALVERT MUNICIPAL FUND, INC. - NATIONAL MUNICIPAL INTERMEDIATE FUND
PROFORMA PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)
	TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO)		LIMITED-TERM PORTFOLIO		VERMONT MUNICIPAL PORTFOLIO		NATIONAL MUNICIPAL INTERMEDIATE PORTFOLIO		PROFORMA ADJUSTMENTS			TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO) PROFORMA COMBINED
	PRINCIPAL		PRINCIPAL		PRINCIPAL		PRINCIPAL		PRINCIPAL			PRINCIPAL
MUNICIPAL OBLIGATIONS - 99.0%	AMOUNT	VALUE	AMOUNT	VALUE	AMOUNT	VALUE	AMOUNT	VALUE	AMOUNT	VALUE		AMOUNT	VALUE
Alabama - 2.3%
Calhoun County Alabama Economic Development Council Industrial Development Revenue VRDN, 1.45%, 4/1/21, (r)	$-	$-	$2,000,000	$2,000,000	$-	$-	$-	$-	$-	$-		$2,000,000	$2,000,000
Mobile Alabama Industrial Development Board Pollution Control Revenue Bonds, 4.75%, 6/1/34, (mandatory put, 3/19/12 @ 100) (r)	-	-	1,000,000	989,870	-	-	1,000,000	989,870	-	-		2,000,000	1,979,740
Montgomery Alabama BMC Special Care Facilities Financing Authority Revenue Bonds, 5.00%, 11/15/10 (escrowed to maturity)	-	-	-	-	-	-	2,000,000	2,131,260	-	-		2,000,000	2,131,260
		-		2,989,870		-		3,121,130		-			6,111,000

Arkansas - 0.3%
Greene County Arkansas Sales and Use Tax Revenue Bonds, 4.75%, 6/1/11	-	-	-	-	-	-	890,000	906,296	-	-		890,000	906,296
		-		-		-		906,296		-			906,296

California - 3.6%
California State Department of Water Resources Revenue Bonds:
6.00%, 12/1/10 (prerefunded escrowed to maturity)	-	-	430,000	468,584	-	-	-	-	-	-		430,000	468,584
6.00%, 12/1/10 (prerefunded escrowed to maturity)	-	-	5,000	5,442	-	-	-	-	-	-		5,000	5,442
6.00%, 12/1/10 (unrefunded balance)	-	-	565,000	608,008	-	-	-	-	-	-		565,000	608,008
California State Economic Recovery GO Bonds, 5.00%, 7/1/23, (mandatory put, 7/1/11 @ 100)(r)	-	-	1,000,000	1,042,670	-	-	-	-	-	-		1,000,000	1,042,670
California State GO Bonds, 3.15%, 5/1/33, (r)	-	-	3,000,000	3,000,000	-	-	-	-	-	-		3,000,000	3,000,000
Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue Bonds, 5.50%, 6/1/33 (prerefunded 6/1/13 @ 100)	-	-	1,000,000	1,112,730	-	-	-	-	-	-		1,000,000	1,112,730
Hawaiian Gardens California Public Finance Authority Revenue Bonds:
5.25%, 12/1/22	1,475,000	1,299,092	-	-	-	-	-	-	-	-		1,475,000	1,299,092
5.25%, 12/1/23	1,000,000	869,610	-	-	-	-	-	-	-	-		1,000,000	869,610
Long Beach Unified School District GO, Zero Coupon, 8/1/25	1,000,000	397,650	-	-	-	-	-	-	-	-		1,000,000	397,650
Perris Union High School District COPs, 6.00%, 10/1/30 (prerefunded 10/1/10 @101)	945,000	1,018,701	-	-	-	-	-	-	-	-		945,000	1,018,701
		3,585,053		6,237,434		-		-		-			9,822,487

Colorado - 1.0%
Colorado State Educational & Cultural Facilities Authority Revenue Bonds, 5.375%, 7/1/20 (prerefunded 7/1/12 @100)	1,230,000	1,372,742	-	-	-	-	1,230,000	1,372,741	-	-		2,460,000	2,745,483
		1,372,742		-		-		1,372,741		-			2,745,483

Connecticut - 1.0%
Connecticut State Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	490,000	487,859	-	-	-	-			-	-		490,000	487,859
4.85%, 7/1/37	-	-	-	-	-	-	1,360,000	1,318,343	-	-		1,360,000	1,318,343
5.05%, 7/1/42	-	-	-	-	-	-	1,000,000	995,190	-	-		1,000,000	995,190
		487,859		-		-		2,313,533		-			2,801,392

Florida - 8.5%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,559,720	-	-	-	-	-	-	-	-		2,000,000	2,559,720
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	1,090,000	875,826	-	-	-	-	-	-	-	-		1,090,000	875,826
Florida State Board of Education Lottery Revenue Bonds, 5.25%, 7/1/20	1,500,000	1,526,130	-	-	-	-	1,500,000	1,526,130	-	-		3,000,000	3,052,260
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	1,675,000	1,771,262	-	-	-	-	1,000,000	1,057,470	-	-		2,675,000	2,828,732
Miami-Dade County Florida School Board COPs, 5.00%, 8/1/20	1,000,000	973,470	-	-	-	-	-	-	-	-		1,000,000	973,470
Miami Florida GO Bonds, 5.50%, 1/1/19 (prerefunded 1/1/12 @ 100)	-	-	1,000,000	1,105,420	-	-	-	-	-	-		1,000,000	1,105,420
Palm Beach County Florida Revenue VRDN, 2.00%, 1/1/34 (r)	750,000	750,000	1,620,000	1,620,000	-	-	-	-	-	-		2,370,000	2,370,000
Polk County Florida Transportation Improvement Revenue Bonds, 5.00%, 12/1/25, (r)	-	-	3,500,000	3,666,845	-	-	-	-	-	-		3,500,000	3,666,845
Port St. Lucie Florida Community Redevelopment Agency Revenue Bonds, 5.00%, 1/1/20	-	-	-	-	-	-	1,000,000	1,013,160	-	-		1,000,000	1,013,160
Port St. Lucie Florida Special Assessment Bonds, 4.00%, 7/1/14	-	-	-	-	-	-	1,000,000	935,950	-	-		1,000,000	935,950
University Athletic Association, Inc. Athletic Program Revenue Bonds:
3.75%, 10/1/27, (mandatory put, 10/1/2011 @ 100)(r)	-	-	935,000	944,836	-	-	465,000	469,892	-	-		1,400,000	1,414,728
3.80%, 10/1/31, (mandatory put, 10/1/2011 @ 100)(r)	-	-	2,000,000	2,014,220	-	-	-	-	-	-		2,000,000	2,014,220
		8,456,408		9,351,321		-		5,002,602		-			22,810,331

Georgia - 2.4%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%, 7/1/29 (j)(r)	-	-	3,900,000	2,530,125	-	-	-	-	-	-		3,900,000	2,530,125
Forsyth County Georgia School District GO Bonds, 5.75%, 2/1/19 (prerefunded 2/1/10 @102)	-	-	3,700,000	3,960,147	-	-	-	-	-	-		3,700,000	3,960,147
		-		6,490,272		-		-		-			6,490,272

Guam - 0.9%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	-	-	-	-	1,000,000	968,220	-	-	-	-		1,000,000	968,220
Guam Government LO Highway and Transportation Authority Revenue Bonds, 4.50%, 5/1/12	-	-	-	-	1,500,000	1,574,760	-	-	-	-		1,500,000	1,574,760
		-		-		2,542,980		-		-			2,542,980

Illinois - 3.4%
Chicago Illinois Board of Education GO Bonds, Zero Coupon, 12/1/09	-	-	4,000,000	3,908,360	-	-	-	-	-	-		4,000,000	3,908,360
Chicago Illinois Housing Authority Revenue Bonds, 5.00%, 7/1/09	-	-	3,000,000	3,054,690	-	-	-	-	-	-		3,000,000	3,054,690
Illinois State Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue Bonds, 5.75%, 6/15/41	500,000	493,110	-	-	-	-	-	-	-	-		500,000	493,110
Markham Illinois GO Bonds, 6.00%, 2/1/25	1,000,000	808,340	-	-	-	-	1,000,000	808,340	-	-		2,000,000	1,616,680
		1,301,450		6,963,050		-		808,340		-			9,072,840

Indiana - 0.2%
Spencer County Indiana Industrial Pollution Control Revenue VRDN, 1.80%, 11/1/18, (r)	-	-	480,000	480,000	-	-	-	-	-	-		480,000	480,000
		-		480,000		-		-		-			480,000

Iowa - 1.0%
Iowa State Finance Authority Revenue Bonds, 5.25%, 8/1/10	-	-	2,475,000	2,615,728	-	-	-	-	-	-		2,475,000	2,615,728
		-		2,615,728		-		-		-			2,615,728

Kentucky - 1.1%
Kentucky Housing Corp. MFH Revenue Bonds:
Series A, 5.00%, 6/1/35 (mandatory put, 6/1/2023 @ 100)(r)	-	-	-	-	-	-	1,000,000	891,920	-	-		1,000,000	891,920
Series B, 5.00%, 6/1/35 (mandatory put, 6/1/2023 @ 100)(r)	2,210,000	1,971,143	-	-	-	-	-	-	-	-		2,210,000	1,971,143
		1,971,143		-		-		891,920		-			2,863,063

Louisiana - 2.1%
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, 6.30%, 7/1/30	1,000,000	805,200	-	-	-	-	-	-	-	-		1,000,000	805,200
Louisiana State Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	840,000	797,656	-	-	-	-	500,000	474,795	-	-		1,340,000	1,272,451
Louisiana State Public Facilities Authority Revenue VRDN, 1.25%, 8/1/23, (r)	-	-	2,500,000	2,500,000	-	-	-	-	-	-		2,500,000	2,500,000
New Orleans Louisiana Audubon Commission GO Bonds, 5.00%, 10/1/13	-	-	-	-	-	-	1,000,000	1,082,130	-	-		1,000,000	1,082,130
		1,602,856		2,500,000		-		1,556,925		-			5,659,781

Maryland - 0.7%
Cecil County Maryland Health Department COPs:
Series A, 3.907%, 7/1/14 (r)	-	-	-	-	-	-	245,000	199,489	-	-		245,000	199,489
Series B, 3.907%, 7/1/14 (r)	670,000	545,541	-	-	-	-	-	-	-	-		670,000	545,541
Maryland Health & Higher Educational Facilities Authority Revenue VRDN, 1.05%, 7/1/34, (r)	-	-	1,000,000	1,000,000	-	-	-	-	-	-		1,000,000	1,000,000
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (k)*	245,000	133,493	-	-	-	-	-	-	-	-		245,000	133,493
Series C, Zero Coupon, 7/1/48 (k)	337,865	13,231	-	-	-	-	-	-	-	-		337,865	13,231
		692,265		1,000,000		-		199,489		-			1,891,754

Massachusetts - 2.4%
Massachusetts Health & Educational Facilities Authority Revenue, 5.00%, 7/15/35	-	-	-	-	-	-	1,000,000	995,610	-	-		1,000,000	995,610
Massachusetts State GO Bonds, 5.50%, 11/1/11	-	-	5,000,000	5,462,650	-	-	-	-	-	-		5,000,000	5,462,650
		-		5,462,650		-		995,610		-			6,458,260

Michigan - 0.3%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	916,830	-	-	-	-	-	-	-	-		1,000,000	916,830
		916,830		-		-		-		-			916,830

Mississippi - 0.4%
Mississippi State Development Bank SO Revenue Bonds, 5.00%, 1/1/18	-	-	-	-	-	-	1,000,000	1,034,540	-	-		1,000,000	1,034,540
		-		-		-		1,034,540		-			1,034,540

Missouri - 2.6%
Missouri Bi-State Development Agency Revenue Bonds, 3.95%, 10/1/35, (mandatory put, 10/1/2009 @ 100)(r)	-	-	6,320,000	6,460,304	-	-			-	-		6,320,000	6,460,304
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	-	-	-	-	-	-	465,000	466,730	-	-		465,000	466,730
		-		6,460,304		-		466,730		-			6,927,034

Nevada - 0.4%
Clark County Nevada GO Bonds, 5.00%, 6/1/30	1,305,000	1,189,755	-	-	-	-	-	-	-	-		1,305,000	1,189,755
		1,189,755		-		-		-		-			1,189,755

New Jersey - 4.0%
Essex County New Jersey Improvement Authority Revenue Bonds, 5.25%, 12/15/21	2,280,000	2,438,118	-	-	-	-	1,000,000	1,069,350	-	-		3,280,000	3,507,468
New Jersey State Transportation Trust Fund Authority Revenue Bonds:
6.50%, 6/15/11 (Series B)	-	-	-	-	-	-	1,255,000	1,360,445	-	-		1,255,000	1,360,445
6.50%, 6/15/11 (Series B, escrowed to maturity)	-	-	-	-	-	-	745,000	834,221	-	-		745,000	834,221
5.25%, 12/15/23	1,830,000	1,820,758	-	-	-	-	-	-	-	-		1,830,000	1,820,758
New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, 6.125%, 6/1/42 (prerefunded 6/1/12 @ 100)	-	-	2,000,000	2,271,100	-	-	-	-	-	-		2,000,000	2,271,100
Ocean County New Jersey Utilities Authority Wastewater Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,035,380	-	-	-	-	-	-	-	-		1,000,000	1,035,380
		5,294,256		2,271,100		-		3,264,016		-			10,829,372

New York - 3.8%
New York City GO VRDN, 1.10%, 8/1/34, (r)	-	-	1,000,000	1,000,000	-	-	-	-	-	-		1,000,000	1,000,000
New York State Housing Finance Agency Revenue VRDN, 0.60%, 5/15/34, (r)	-	-	500,000	500,000	-	-	-	-	-	-		500,000	500,000
New York State Local Government Assistance Corp. Revenue Bonds, 6.00%, 4/1/14	-	-	-	-	-	-	1,000,000	1,092,680	-	-		1,000,000	1,092,680
New York Tri-Borough Bridge and Tunnel Authority Revenue Bonds, 5.125%, 1/1/22, (prerefunded 1/1/12 @ 100)	-	-	5,000,000	5,498,800	-	-	-	-	-	-		5,000,000	5,498,800
Utica New York IDA Revenue Bonds, 4.00%, 7/15/29, (mandatory put, 7/15/2009 @ 100)(r)	-	-	2,000,000	2,028,040	-	-	-	-	-	-		2,000,000	2,028,040
		-		9,026,840		-		1,092,680		-			10,119,520

North Dakota - 0.9%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds, 7.128%, 11/1/19, (r)	-	-	3,555,000	2,453,021	-	-	-	-	-	-		3,555,000	2,453,021
		-		2,453,021		-		-		-			2,453,021

Ohio - 3.6%
Cincinnati City School District COPs, 5.00%, 12/15/10	-	-	1,500,000	1,578,120	-	-	-	-	-	-		1,500,000	1,578,120
Cuyahoga County Ohio Economic Development Revenue VRDN, 1.88%, 6/1/38, (r)	-	-	3,400,000	3,400,000	-	-	-	-	-	-		3,400,000	3,400,000
Cuyahoga County Ohio Healthcare Facilities Revenue VRDN, 3.33%, 11/1/23 (r)	310,000	310,000	-	-	-	-			-	-		310,000	310,000
Ohio State HFA MFH Revenue Bonds:
5.45%, 8/20/34	1,730,000	1,417,700	-	-	-	-	-	-	-	-		1,730,000	1,417,700
4.90%, 6/20/48	1,000,000	707,400	-	-	-	-	640,000	452,736	-	-		1,640,000	1,160,136
Ohio State Higher Educational Facility Commission Revenue VRDN, 6.40%, 9/1/26 (r)	1,920,000	1,920,000	-	-	-	-	-	-	-	-		1,920,000	1,920,000
		4,355,100		4,978,120		-		452,736		-			9,785,956

Oklahoma - 1.3%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	-	-	-	-	-	-	2,205,000	2,129,964	-	-		2,205,000	2,129,964
Citizen Potawatomi Nation Revenue Bonds, 6.50%, 9/1/16	1,500,000	1,370,265	-	-	-	-	-	-	-	-		1,500,000	1,370,265
		1,370,265		-		-		2,129,964		-			3,500,229

Pennsylvania - 4.8%
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, 2.15%, 5/1/37, (mandatory put, 5/1/09 @ 100)(r)	-	-	1,000,000	1,000,230	-	-	-	-	-	-		1,000,000	1,000,230
Philadelphia Pennsylvania IDA Revenue VRDN, 1.10%, 5/1/38, (r)	-	-	7,500,000	7,500,000	-	-	-	-	-	-		7,500,000	7,500,000
Pocono Mountain Pennsylvania School District GO Bonds, 5.00%, 9/1/34	1,000,000	908,640	-	-	-	-	-	-	-	-		1,000,000	908,640
Ridley Park Pennsylvania Hospital Authority Revenue Bonds, 6.00%, 12/1/13 (escrowed to maturity)	-	-	-	-	-	-	680,000	742,580	-	-		680,000	742,580
South Wayne County Pennsylvania Water and Sewer Authority Revenue Bonds:
5.95%, 10/15/10	-	-	-	-	-	-	670,000	677,035	-	-		670,000	677,035
5.95%, 10/15/11	-	-	-	-	-	-	730,000	738,147	-	-		730,000	738,147
5.95%, 10/15/12	-	-	-	-	-	-	285,000	287,283	-	-		285,000	287,283
University of Pittsburgh Pennsylvania Higher Education Revenue Bonds, 5.00%, 8/1/10	-	-	1,000,000	1,047,390	-	-	-	-	-	-		1,000,000	1,047,390
		908,640		9,547,620		-		2,445,045		-			12,901,305
Puerto Rico - 6.5%
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	-	-	-	-	1,000,000	992,280	-	-	-	-		1,000,000	992,280
5.50%, 7/1/17	-	-	-	-	1,000,000	903,330	-	-	-	-		1,000,000	903,330
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds:
6.25%, 7/1/13	-	-	-	-	-	-	1,000,000	985,610	-	-		1,000,000	985,610
5.50%, 7/1/17	-	-	-	-	2,000,000	1,806,660	-	-	-	-		2,000,000	1,806,660
5.25%, 7/1/38 (Prerefunded 7/1/12 @ 100)	-	-	-	-	1,000,000	1,103,630	-	-	-	-		1,000,000	1,103,630
6.00%, 7/1/39 (Prerefunded 7/1/10 @ 101)	-	-	-	-	500,000	537,360	-	-	-	-		500,000	537,360
5.00%, 7/1/40 (Prerefunded 7/1/15 @ 100)	-	-	-	-	500,000	584,690	-	-	-	-		500,000	584,690
Puerto Rico Highway & Transportation Authority Revenue Bonds, 6.00%, 7/1/39 (prerefunded 7/1/10 @ 101)	-	-	1,000,000	1,074,720	-	-	-	-	-	-		1,000,000	1,074,720
Puerto Rico Housing Finance Authority Revenue Bonds, 5.00%, 12/1/16 (prerefunded 12/1/13 @ 100)	-	-	500,000	555,770	1,465,000	1,628,406	-	-	-	-		1,965,000	2,184,176
Puerto Rico Public Buildings Authority Revenue Bonds:			500,000	560,960	-	-	-	-	-	-		500,000	560,960
5.25%, 7/1/20	-	-	-	-	1,000,000	943,490	-	-	-	-		1,000,000	943,490
5.25%, 7/1/29 (Prerefunded 7/1/14 @100)	500,000	560,960	-	-	1,500,000	1,682,880	-	-	-	-		2,000,000	2,243,840
Puerto Rico Public Finance Corp. Revenue Bonds, 5.70%, 8/1/25 (prerefunded 2/1/10 @ 100)	-	-	2,500,000	2,612,475	1,000,000	1,044,990	-	-	-	-		3,500,000	3,657,465
		560,960		4,803,925		11,227,716		985,610		-			17,578,211

Rhode Island - 0.2%
Rhode Island Port Authority and Economic Development Corp. Airport Revenue Bonds, 7.00%, 7/1/14	500,000	525,275	-	-	-	-	-	-	-	-		500,000	525,275
		525,275		-		-		-		-			525,275

South Carolina - 1.1%
Charleston County South Carolina Resource Recovery Revenue Bonds, 5.25%, 1/1/10	-	-	-	-	-	-	2,415,000	2,418,478	-	-		2,415,000	2,418,478
South Carolina State Jobs-Economic Development Authority Health Facilities Revenue VRDN, 2.00%, 11/1/31, (r)	-	-	475,000	475,000	-	-	-	-	-	-		475,000	475,000
		-		475,000		-		2,418,478		-			2,893,478

Tennessee - 0.9%
Knox County Tennessee Health Educational & Housing Facilities Board Revenue Bonds, 7.25%, 1/1/09	-	-	-	-	-	-	1,250,000	1,250,000	-	-		1,250,000	1,250,000
Tennessee State GO Bonds, 5.00%, 5/1/10	-	-	1,000,000	1,049,330	-	-	-	-	-	-		1,000,000	1,049,330
		-		1,049,330		-		1,250,000		-			2,299,330

Texas - 16.0%
Amarillo Texas Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	-	-	-	-	-	-	2,710,000	2,823,061	-	-		2,710,000	2,823,061
Garland Texas GO Bonds, 5.25%, 2/15/20	1,500,000	1,570,740	-	-	-	-	1,000,000	1,047,160	-	-		2,500,000	2,617,900
Harris County Texas Spring Independent School District GO Bonds, 5.00%, 8/15/28 (r)	1,000,000	1,011,870	-	-	-	-	-	-	-	-		1,000,000	1,011,870
Houston Texas Hotel Occupancy Tax and Special Revenue Bonds, 5.75%, 9/1/12	-	-	-	-	-	-	2,100,000	2,188,179	-	-		2,100,000	2,188,179
Houston Texas Water and Sewer System Revenue Bonds, 5.50%, 12/1/29 (escrowed to maturity)	1,255,000	1,388,306	-	-	-	-	1,250,000	1,382,775	-	-		2,505,000	2,771,081
Lewisville Texas Independent School District GO Bonds:
Zero Coupon, 8/15/09	-	-	2,000,000	1,981,740	-	-	-	-	-	-		2,000,000	1,981,740
Zero Coupon, 8/15/10	-	-	2,000,000	1,920,440	-	-	-	-	-	-		2,000,000	1,920,440
Longview Independent School District GO, Zero Coupon, 2/15/18	250,000	167,390	-	-	-	-	250,000	167,390	-	-		500,000	334,780
Manor Texas Independent School District GO Bonds, 4.50%, 8/1/24	1,000,000	962,310	-	-	-	-	-	-	-	-		1,000,000	962,310
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds, 6.00%, 8/1/20 (mandatory put, 8/1/13 @ 100)(r)	1,000,000	862,150	1,000,000	862,150	-	-	-	-	-	-		2,000,000	1,724,300
Northside Texas Independent School District GO Bonds, 4.00%, 6/1/35, (mandatory put, 5/31/11 @ 100)(r)	-	-	4,905,000	5,033,658	-	-	-	-	-	-		4,905,000	5,033,658
San Antonio Texas Electric And Gas Utility Revenue Bonds:
5.75%, 2/1/15 (prerefunded 2/1/10 @ 100)	-	-	1,000,000	1,050,870	-	-	-	-	-	-		1,000,000	1,050,870
5.75%, 2/1/16 (prerefunded 2/1/10 @ 100)	-	-	5,105,000	5,364,691	-	-	-	-	-	-		5,105,000	5,364,691
Sherman Independent School District GO, 3.125%, 8/1/36, (mandatory put, 8/1/09 @ 100)(r)	-	-	2,000,000	2,024,300	-	-	-	-	-	-		2,000,000	2,024,300
Tarrant County Texas Health Facilities Development Corp. Revenue Bonds, 5.75%, 2/15/15 (escrowed to maturity)	2,000,000	2,343,880	-	-	-	-	-	-	-	-		2,000,000	2,343,880
Tarrant County Texas Housing Finance Corp. Revenue Bonds, 6.25%, 3/1/04 (b)(f)	-	-	13,100,000	8,908,000	-	-	-	-	-	-		13,100,000	8,908,000
		8,306,646		27,145,849		-		7,608,565		-			43,061,060

Vermont - 12.9%
Burlington Vermont Electric Revenue Bonds:
6.375%, 7/1/10	-	-	-	-	3,125,000	3,288,687	-	-	-	-		3,125,000	3,288,687
5.375%, 7/1/12	-	-	-	-	1,405,000	1,521,896	-	-	-	-		1,405,000	1,521,896
Rutland County Vermont Solid Waste District Revenue Bonds:
6.75%, 11/1/09	-	-	-	-	100,000	102,804	-	-	-	-		100,000	102,804
6.80%, 11/1/10	-	-	-	-	100,000	105,212	-	-	-	-		100,000	105,212
6.80%, 11/1/11	-	-	-	-	100,000	107,490	-	-	-	-		100,000	107,490
6.85%, 11/1/12	-	-	-	-	100,000	108,412	-	-	-	-		100,000	108,412
University of Vermont and State Agriculture College Revenue Bonds:
5.00%, 10/1/19	-	-	-	-	1,000,000	1,074,460	-	-	-	-		1,000,000	1,074,460
5.00%, 10/1/23	-	-	-	-	1,000,000	1,017,110	-	-	-	-		1,000,000	1,017,110
5.125%, 10/1/27 (Prerefunded 10/1/12 @ 100)	-	-	-	-	1,000,000	1,113,100	-	-	-	-		1,000,000	1,113,100
Vermont Municipal Bond Bank Revenue Bonds:
5.00%, 12/1/17	-	-	-	-	1,000,000	1,058,950	-	-	-	-		1,000,000	1,058,950
5.50%, 12/1/18	-	-	-	-	1,060,000	1,108,972	-	-	-	-		1,060,000	1,108,972
5.50%, 12/1/19	-	-	-	-	1,500,000	1,569,300	-	-	-	-		1,500,000	1,569,300
5.00%, 12/1/19	-	-	-	-	2,000,000	2,058,700	-	-	-	-		2,000,000	2,058,700
Vermont State Educational & Health Buildings Financing Agency Revenue Bonds:
5.00%, 12/1/12	-	-	-	-	1,000,000	988,430	-	-	-	-		1,000,000	988,430
5.00%, 10/1/23	-	-	-	-	1,000,000	888,550	-	-	-	-		1,000,000	888,550
5.00%, 11/1/32	-	-	-	-	1,810,000	1,810,507	-	-	-	-		1,810,000	1,810,507
5.50%, 1/1/33	-	-	-	-	1,100,000	757,702	-	-	-	-		1,100,000	757,702
5.00%, 10/31/46	-	-	-	-	1,000,000	910,100	-	-	-	-		1,000,000	910,100
Vermont State Educational & Health Buildings Financing Agency Revenue VRDN:
4.25%, 6/1/22 (r)	-	-	-	-	300,000	300,000	2,000,000	2,000,000	-	-		2,300,000	2,300,000
0.95%, 10/1/29, (r)	-	-	500,000	500,000	-	-	-	-	-	-		500,000	500,000
1.28%, 10/1/30 (r)	-	-	-	-	340,000	340,000	-	-	-	-		340,000	340,000
Vermont State GO Bonds:
5.00%, 2/1/15	-	-	-	-	2,300,000	2,550,332	-	-	-	-		2,300,000	2,550,332
5.00%, 3/1/15	-	-	-	-	1,215,000	1,372,281	-	-	-	-		1,215,000	1,372,281
5.00%, 7/15/17	-	-	-	-	1,200,000	1,361,796	-	-	-	-		1,200,000	1,361,796
4.625%, 8/1/17	-	-	-	-	2,000,000	2,070,280	-	-	-	-		2,000,000	2,070,280
4.50%, 7/15/26	-	-	-	-	1,000,000	968,140	-	-	-	-		1,000,000	968,140
Vermont State Housing Finance Agency Revenue Bonds:
5.125%, 11/1/28	-	-	-	-	500,000	444,835	-	-	-	-		500,000	444,835
5.35%, 5/1/36	-	-	-	-	200,000	174,422	-	-	-	-		200,000	174,422
Vermont State Housing Finance Agency Single Family Revenue Bonds:
4.00%, 11/1/12 (r)	-	-	-	-	515,000	502,568	-	-	-	-		515,000	502,568
5.25%, 11/1/20	-	-	-	-	185,000	170,722	-	-	-	-		185,000	170,722
5.55%, 11/1/21	-	-	-	-	535,000	504,029	-	-	-	-		535,000	504,029
4.90%, 11/1/22	-	-	-	-	730,000	671,425	-	-	-	-		730,000	671,425
Vermont State Public Power Supply Authority Revenue Bonds, 5.25%, 7/1/13	-	-	-	-	1,200,000	1,307,064	-	-	-	-		1,200,000	1,307,064
		-		500,000		32,328,276		2,000,000		-			34,828,276

Virgin Islands - 0.8%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	-	-	-	-	1,000,000	999,070	-	-	-	-		1,000,000	999,070
6.375%, 10/1/19	1,000,000	937,420	-	-	-	-	-	-	-	-		1,000,000	937,420
4.25%, 10/1/29	-	-	-	-	500,000	325,675	-	-	-	-		500,000	325,675
		937,420		-		1,324,745		-		-			2,262,165

Virginia - 1.6%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds:
Series A, 5.875%, 6/1/17	1,700,000	1,741,038	-	-	-	-	-	-	-	-		1,700,000	1,741,038
Series B, 5.875%, 6/1/17	-	-	-	-	-	-	750,000	715,725	-	-		750,000	715,725
Louisa Virginia IDA Solid Waste & Sewage Disposal Revenue Bonds, 4.35%, 3/1/31 (mandatory put, 3/1/10 @ 100) (r)	-	-	-	-	-	-	1,725,000	1,734,781	-	-		1,725,000	1,734,781
		1,741,038		-		-		2,450,506		-			4,191,544

Washington - 0.6%
Clark County Washington School District GO Bonds, 5.00%, 12/1/22	1,500,000	1,522,140	-	-	-	-	-	-	-	-		1,500,000	1,522,140
		1,522,140		-		-		-		-			1,522,140

West Virginia - 1.5%
West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	164,884	22,835,000	3,793,579	-	-	992,500	164,884	-	-		24,820,000	4,123,347
		164,884		3,793,579		-		164,884		-			4,123,347

Wisconsin - 0.4%
Monroe Wisconsin School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,153,378	-	-	-	-	-	-	-	-		1,115,000	1,153,378
		1,153,378		-		-		-		-			1,153,378

Other - 3.5%
Capital Trust Agency Housing Revenue Bonds, 5.95%, 1/15/39 (c)(r)*	-	-	14,452,566	9,394,168	-	-	-	-	-	-		14,452,566	9,394,168
		-		9,394,168		-		-		-			9,394,168

TOTAL INVESTMENTS (Cost $301,150,144) - 99.0%		48,416,363		125,989,181		47,423,717		44,932,340		-			266,761,601
Other assets and liabilities, net - 1.0%		952,789		911,511		990,612		(247,956)		(25,000)	(1)		2,581,956
NET ASSETS - 100%		$49,369,152		$126,900,692		$48,414,329		$44,684,384		($25,000)			$269,343,557

FUTURES
Sold:
30 Year U.S. Treasury Bonds	25	($103,788)	-	$0	25	($103,787)	20	($72,218)	-	$0		70	($279,793)
		($103,788)		$0		($103,787)		($72,218)		$0			($279,793)

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Agency
LO: Limited Obligation
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

* Non-income producing security.

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

(b) This security was valued by the Board of Trustees.

(c)Capital Trust Agency Housing Revenue Bonds in Limited-Term are not accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds ("Series 2005 Bonds") held by the Portfolio. Accrued past due interest related to the Series 2005 Bonds as of December 31, 2008 totaled $246,752.

(f) Tarrant County Texas Housing Finance Corp. Revenue Bonds (Chatham Creek project) in Limited-Term have been restructured from an original maturity date of March 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of December 31, 2008 totaled $444,159 and includes past due interest accrued since and due on September 1, 2006. Effective November 2006, this security is no longer accruing interest.

(g) West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds (Stonewall Jackson project) in Tax Free Bond, Limited-Term, and National Municipal are currently in default for interest. Effective October 2006, this security is no longer accruing interest.

(j) Columbus Georgia Downtown IDA Revenue Bonds (Ralston project) in Limited-Term are currently in default for interest. Effective November 2006, this security is no longer accruing interest.

(k) Maryland State Economic Development Corp. Revenue Bonds Series B and C in Tax Free Bond were issued in exchange for 500,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Portfolio. Series B is not accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

As of December 31, 2008 all of the securities held by the Limited-Term Portfolio, Vermont Municipal Portfolio, and the National Municipal Intermediate Portfolio would comply with the compliance guidelines and/or investment restrictions of the Tax Free Bond Fund (formerly Long-Term Portfolio).

See notes to Proforma Financial Statements.

CALVERT TAX-FREE RESERVES - TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO)
CALVERT TAX-FREE RESERVES - LIMITED-TERM PORTFOLIO
CALVERT TAX-FREE RESERVES - VERMONT MUNICIPAL PORTFOLIO
CALVERT MUNICIPAL FUND, INC. - NATIONAL MUNICIPAL INTERMEDIATE FUND
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 (UNAUDITED)
ASSETS	TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO)		LIMITED-TERM PORTFOLIO		VERMONT MUNICIPAL PORTFOLIO		NATIONAL MUNICIPAL PORTFOLIO		PROFORMA ADJUSTMENTS		TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO) PROFORMA COMBINED
Investments in securities, at value - see accompanying schedules	$48,416,363		$125,989,181		$47,423,717		$44,932,340		-		$266,761,601
(Cost $52,506,203, $154,299,715, $48,329,919, $46,014,307, and $301,150,144, respectively)
Cash	-		1		7,415		42,095		-		49,511
Receivable for securities sold	-		-		-		-		-		-
Receivable for shares sold	199,746		8,911		86,187		41,760		-		336,604
Receivable for futures variation margin	84,375		-		84,375		67,500		-		236,250
Collateral at broker for futures (cash)	80,000		-		80,000		64,000		-		224,000
Interest and dividends receivable	649,561		1,733,590		797,948		733,635		-		3,914,734
Other assets	5,880		8,291		2,227		11,425		-		27,823
Total Assets	49,435,925		127,739,974		48,481,869		45,892,755		-		271,550,523

LIABILITIES
Payable for securities purchased	-		-		-		1,016,321		-		1,016,321
Payable for shares redeemed	-		320,723		12,688		133,142		-		466,553
Payable for line of credit	-		390,150		-		-		-		390,150
Payable to Calvert Asset Management Company, Inc.	35,723		90,334		34,681		35,624		-		196,362
Payable to Calvert Administrative Services Company, Inc.	1,433		3,820		1,414		3,802		-		10,469
Payable to Calvert Shareholder Services, Inc.	597		2,575		457		722		-		4,351
Payable to Calvert Distributors, Inc.	3,683		-		-		-		-		3,683
Accrued expenses and other liabilities	25,337		31,680		18,300		18,760		25,000	(1)	119,077
Total Liabilities	66,773		839,282		67,540		1,208,371		25,000		2,206,966
NET ASSETS	$49,369,152		$126,900,692		$48,414,329		$44,684,384		($25,000)		$269,343,557

NET ASSETS
Paid-in capital, Tax Free Bond, applicable to 3,335,479 Class A shares of beneficial
interest, unlimited number of no par value shares authorized	$54,246,439
Paid-in capital, Limited-Term, applicable to 13,109,907 shares of beneficial
interest, unlimited number of no par value shares authorized			$172,979,679
Paid-in capital, Vermont, applicable to 3,245,496 shares of beneficial					$49,804,510
interest, unlimited number of no par value shares authorized
Paid-in capital, National Municipal, 4,462,984 shares of common stock							$46,630,123
outstanding, $0.01 par value, 250,000,000 shares authorized
Paid-in capital, Tax Free Bond Proforma Combined, applicable to 3,335,479 Class A
shares of beneficial interest, unlimited number of no par value shares authorized											$323,660,751
Undistributed net investment income (loss)	16,018		(670,855)		8,926		8,619		($25,000)	(1)	(662,292)
Accumulated net realized gain (loss) on investments	(699,677)		(17,097,598)		(389,118)		(800,173)		-		(18,986,566)
Net unrealized appreciation (depreciation) on investments	(4,193,628)		(28,310,534)		(1,009,989)		(1,154,185)		-		(34,668,336)
NET ASSETS	$49,369,152		$126,900,692		$48,414,329		$44,684,384		($25,000)		$269,343,557

NET ASSETS	$49,369,152		$126,900,692		$48,414,329		$44,684,384		($25,000)	(1)	$269,343,557
SHARES OUTSTANDING	3,335,479	(2)	13,109,907	(2)	3,245,496	(2)	4,462,984	(2)	(5,953,563)	(2)	18,200,303	(2)
NET ASSET VALUE	$14.80		$9.68		$14.92		$10.01		-		$14.80

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

(2) The proforma combined shares outstanding consists of 3,335,479 shares of the Tax Free Bond Fund and 8,574,371, 3,271,238, and 3,019,215 shares issued to shareholders of the Limited-Term, Vermont Municipal, and National Municipal Intermediate Portfolios, respectively.

See Notes to Proforma Financial Statements.

CALVERT TAX-FREE RESERVES - TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO)
CALVERT TAX-FREE RESERVES - LIMITED-TERM PORTFOLIO
CALVERT TAX-FREE RESERVES - VERMONT MUNICIPAL PORTFOLIO
CALVERT MUNICIPAL FUND, INC. - NATIONAL MUNICIPAL INTERMEDIATE FUND
PROFORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008 (UNAUDITED)

NET INVESTMENT INCOME	TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO)	LIMITED-TERM PORTFOLIO	VERMONT MUNICIPAL PORTFOLIO	NATIONAL MUNICIPAL PORTFOLIO	PROFORMA ADJUSTMENTS		TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO) PROFORMA COMBINED
Investment Income:
Interest Income	$2,505,441	$4,305,329	$2,100,416	$2,354,606	$0		$11,265,792
Total investment income	2,505,441	4,305,329	2,100,416	2,354,606	-		11,265,792

Expenses:
Investment advisory fee	310,122	912,982	294,364	305,775	-		1,823,243
Transfer agency fees and expenses	35,069	159,597	33,285	72,343	-		300,294
Distribution Plan expenses	46,518	-	-	-	226,968	1	273,486
Accounting fees	8,240	23,514	7,839	8,082	-		47,675
Administrative fees	16,393	48,024	15,583	50,962	(50,962)	2	80,000
Trustees' fees and expenses	2,106	3,113	1,991	1,924	-		9,134
Custodian fees	14,814	35,676	14,317	15,613	(7,490)	3	72,930
Registration fees	16,909	19,563	4,841	23,388	(34,314)	4	30,387
Reports to shareholders	4,039	22,647	7,182	8,918	13,679	5	56,465
Professional fees	21,396	23,858	21,343	20,255	(53,930)	6	32,922
Miscellaneous	2,732	10,381	2,578	7,828	(5,287)	7	18,232
Total expenses	478,338	1,259,355	403,323	515,088	88,664		2,744,768
Fees paid indirectly	(2,295)	(6,004)	(2,367)	(1,969)	-		(12,635)
Net expenses	476,043	1,253,351	400,956	513,119	88,664		2,732,133

NET INVESTMENT INCOME (LOSS)	2,029,398	3,051,978	1,699,460	1,841,487	(88,664)		8,533,659

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(5,517)	(3,875,238)	(38,763)	(469,299)	-		(4,388,817)
Futures	(416,368)	-	(327,142)	(343,474)	-		(1,086,984)
	(421,885)	(3,875,238)	(365,905)	(812,773)	-		(5,475,801)

Changes in unrealized appreciation (depreciation) on:
Investments	(4,238,014)	(558,018)	(1,900,073)	(1,607,798)	-		(8,303,903)
Futures	(97,930)	-	(110,781)	(83,148)	-		(291,859)
	(4,335,944)	(558,018)	(2,010,854)	(1,690,946)	-		(8,595,762)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS	(4,757,829)	(4,433,256)	(2,376,759)	(2,503,719)	-		(14,071,563)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($2,728,431)	($1,381,278)	($677,299)	($662,232)	($88,664)		($5,537,904)

AVERAGE NET ASSETS	$51,686,977	$152,163,676	$49,060,661	$50,962,483	-		$303,873,797
RATIO OF TOTAL EXP TO AVG NET ASSETS	0.93%	0.83%	0.82%	1.01%	-		0.90%
RATIO OF NET EXP TO AVG NET ASSETS	0.92%	0.82%	0.82%	1.01%	-		0.90%

The proforma combined statements of operations presented above does not necessarily reflect what the results of operations would have been if the entities had been merged on January 1, 2008.

See Notes to Proforma Adjustments and Proforma Financial Statements.

NOTES TO PROFORMA ADJUSTMENTS

1 To reflect the expected Distribution Plan expenses for the combined Fund. Tax Free Bond Fund pays an annualized fee of 0.09% of the Fund's average daily net assets.

2 To reflect the expected Administrative fees for the combined Fund. Tax Free Bond Fund will pay an annual fee of $80,000.

3 To reflect the expected Custodian Fees for the Fund. The Fund has an agreement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

4 To reflect the expected Registration Fees for the combined Fund.

5 To reflect the expected Shareholder Report expenses for the combined Fund.

6 To reflect the expected Professional Fees for the combined Fund.

7 Proforma adjustments required to reflect the estimated expenses expected to be incurred for the upcoming fiscal year.

CALVERT TAX-FREE RESERVES -- TAX FREE BOND FUND (FORMERLY LONG-TERM PORTFOLIO)
CALVERT TAX-FREE RESERVES -- LIMITED-TERM PORTFOLIO
CALVERT TAX-FREE RESERVES -- VERMONT MUNICIPAL PORTFOLIO
CALVERT MUNICIPAL FUND, INC. -- NATIONAL MUNICIPAL INTERMEDIATE FUND
NOTES TO PROFORMA FINANCIAL STATEMENTS
DECEMBER 31, 2008 (UNAUDITED)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

General: The Tax Free Bond Fund (formerly Long Term Portfolio), Limited-Term Portfolio, and Vermont Municipal Portfolio, each a series of Calvert Tax-Free Reserves, and National Municipal Intermediate Fund, the sole series of Calvert Municipal Fund, Inc., are registered under the Investment Company Act of 1940 as open-end management investment companies. Limited-Term is registered as diversified and Tax Free Bond, Vermont, and National Municipal are registered as non-diversified. Calvert Tax-Free Reserves (the "Fund") is comprised of four separate portfolios. The operations of each series of Calvert Tax-Free Reserves are accounted for separately. Class A shares of Tax Free Bond, Limited-Term, Vermont, and National Municipal are sold with a maximum front-end sales charge of 3.75%, 1.00%, 3.75%, and 2.75%, respectively.

The proforma statement of assets and liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only; however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal year. The transaction would be accomplished by a transfer of all of the assets of the Limited-Term Portfolio, Vermont Municipal Portfolio, and National Municipal Intermediate Fund in exchange for shares of the Tax Free Bond Fund. Following the transfer, Tax Free Bond Fund shares will be distributed to the shareholders of the Limited-Term Portfolio, Vermont Municipal Portfolio, and National Municipal Intermediate Fund in liquidation of the Limited-Term Portfolio, Vermont Municipal Portfolio, and National Municipal Intermediate Fund, and they, in turn, will be dissolved. As a result of the proposed transaction, each shareholder of the Limited-Term Portfolio, Vermont Municipal Portfolio, and National Municipal Intermediate Fund will receive that number of the Tax Free Bond Fund shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Limited-Term Portfolio, Vermont Municipal Portfolio, and National Municipal Intermediate Fund.

The Tax Free Bond Fund constitutes the surviving entity for financial reporting purposes; therefore it is deemed the "accounting survivor" for the merger.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities, and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, securities valued at $8,908,000, or 7.0% of net assets, of the Limited-Term Portfolio, were fair valued in good faith under the direction of the Board of Trustees.

Effective January 1, 2008, the Portfolios adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Tax Free Bond Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	-	($103,788)
Level 2 - Other Significant Observable Inputs	$48,416,363	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$48,416,363	($103,788)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Limited-Term Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	-
Level 2 - Other Significant Observable Inputs	$117,081,181
Level 3 - Significant Unobservable Inputs	8,908,000
Total	$125,989,181

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Limited-Term	Investments in Securities
Balance as of 12/31/07	$8,908,000
Accrued discounts/ premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Net purchases (sales)	-
Transfers in and/ or out of Level 3	-
Balance as of 12/31/08	$8,908,000

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities for Limited-Term Portfolio included in the change in net assets was $0. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Vermont Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	-	($103,787)
Level 2 - Other Significant Observable Inputs	$47,423,717	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$47,423,717	($103,787)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

National Municipal Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	-	($72,218)
Level 2 - Other Significant Observable Inputs	$44,932,340	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$44,932,340	($72,218)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes to Proforma Portfolio of Investments.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fee: The Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (Tax Free Bond, Vermont, and National Municipal) or seven days of purchase (Limited-Term) in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made, and is accounted for as an addition to paid-in-capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income tax or excise tax is required since the Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities."  The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is a wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of daily net assets: .60% on the first $500 million, .50% on the next $500 million, and .40% on the excess of $1 billion.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee of $80,000.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the portfolios. The Distribution Plan, adopted by Class A of Tax Free Bond, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% annually of the Fund's average daily net assets of Class A. The amount actually paid by Tax Free Bond, is an annualized fee, payable monthly of .09% of the Fund's average daily net assets of Class A.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as the shareholder servicing agent for the Fund. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the portfolios served.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Calvert Tax-Free Reserves Tax Free Bond Fund (formerly Long-Term Portfolio), Calvert Tax-Free Reserves Limited-Term Portfolio, Calvert Tax-Free Reserves Vermont Municipal Portfolio, and Calvert Municipal Fund, Inc. National Municipal Intermediate Fund included in their respective annual reports dated December 31, 2008.


PART C. OTHER INFORMATION

Item 15. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees and officers liability coverage (the "First Tier Liability Coverage"), plus $5 million in excess trustees and officers liability coverage for the independent trustees/directors only. Registrant also maintains an additional Trustees & Officers (Partners) Liability Insurance Policy with Travelers Companies, Inc., Financial and Professional Services, 1500 Market Street, West Tower, 29th Floor, Philadelphia, PA 19102, providing a further $5 million in trustees and officers liability coverage. Registrant also maintains a $13 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402 (the "Fidelity Bond"). The Fund maintains joint coverage with the other Calvert Group Funds, and for the First Tier Liability Coverage and the Fidelity Bond, with the Advisor and its affiliated operating companies. The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits

1.	Declaration of Trust incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

2.	By-Laws incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

3.	Inapplicable.

4.

(a) Form of Agreement and Plan of Reorganization among CTFR Limited-Term Portfolio (Merging Fund), CTFR Long-Term Portfolio and Calvert Tax Free Bond Fund (Acquiring Fund), as successor to CTFR Long-Term Portfolio, filed herewith as Exhibit A to the Form N-14, filed herewith.

(b) Form of Agreement and Plan of Reorganization among CTFR Vermont Municipal Portfolio (Merging Fund), CTFR Long-Term Portfolio and Calvert Tax Free Bond Fund (Acquiring Fund), as successor to CTFR Long-Term Portfolio, filed herewith as Exhibit B to the Form N-14, filed herewith.

(c) Form of Agreement and Plan of Reorganization among Calvert National Municipal Intermediate Fund (Merging Fund), CTFR Long-Term Portfolio and Calvert Tax Free Bond Fund (Acquiring Fund), as successor to CTFR Long-Term Portfolio, filed herewith as Exhibit C to the Form N-14, filed herewith.

5.	See (1) above.

6.

Investment Advisory Agreement (CAMCO), incorporated by reference to Registrant's Post-Effective Amendment No. 55, dated April 28, 2006, accession number 0000319676-06-000010. Investment Advisory Agreement Schedule A incorporated by reference to Post-Effective Amendment No. 55, dated April 28, 2006, accession number 0000319676-06-000010. Addendum to Investment Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 57, dated April 29, 2008, accession number 0000319676-08-000004.

7.

Underwriting (Distribution) Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 56, dated April 30, 2007, accession number 00003-19676-07-000005. Underwriting (Distribution) Agreement Schedules I, II and III, incorporated by reference to Registrant's Post-Effective Amendment No. 56, dated April 30, 2007, accession number 00003-19676-07-000005.

8.	Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

9.	Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 50, April 27, 2001, accession number 0000930661-01-500295.

10.	Plan of Distribution incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

11.	Form of Opinion of Counsel, filed herewith.

12.	Form of Opinion and Consent of Counsel on Tax Matters, filed herewith.

13.	Amended Master Transfer Agency and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 57, dated April 29, 2008, accession number 0000319676-08-000004.

14.	Form of Consent of Independent Auditors, filed herewith.

15.	Not applicable.

16.	Power of Attorney Forms incorporated by reference to Registrant's Post-Effective Amendment No. 52, April 29, 2003, accession number 0000319676-03-000005.

17.

(a) current Calvert Tax-Free Reserves (CTFR) Long-Term Portfolio Prospectus, incorporated by reference to Registrant's Post-Effective Amendment No. 57, April 29, 2008, accession number 0000319676-08-000004.

(b) current CTFR Long-Term Portfolio Statement of Additional Information, incorporated by reference to Registrant's Post-Effective Amendment No. 57, April 29, 2008, accession number 0000319676-08-000004.

(c) Code of Ethics for CAMCO incorporated by reference to Registrant's Post-Effective Amendment No. 57, April 29, 2008, accession number 0000319676-08-000004.

(d) Calvert Tax-Free Reserves Annual Report to Shareholders for the period ended December 31, 2008 incorporated by reference.

Item 17. Undertakings:

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 2nd day of April, 2009.

CALVERT TAX-FREE RESERVES

By: _________________**_________________
Barbara J. Krumsiek
President and Trustee

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

__________**____________ Barbara J. Krumsiek	President and Trustee	04/02/09

__________**____________ Ronald M. Wolfsheimer	Treasurer	04/02/09

__________**____________ Richard L. Baird, Jr.	Trustee	04/02/09

__________**____________ Douglas E. Feldman	Trustee	04/02/09

__________**____________ John G. Guffey, Jr.	Trustee	04/02/09

__________**____________ M. Charito Kruvant	Trustee	04/02/09

__________**____________ Arthur J. Pugh	Trustee	04/02/09

__________**____________ David R. Rochat	Trustee	04/02/09

__________**____________ D. Wayne Silby	Trustee	04/02/09

**By Ivy Wafford Duke as Attorney-in-fact, pursuant to Power of Attorney.

/s/ Ivy Wafford Duke